LOAN AGREEMENT

         THIS LOAN AGREEMENT is made and entered into as of the 5 day of July, 1997, between WOODHAVEN HOMES, L.L.C., a Texas limited liability company, with principal offices at 2501 Qaklawn, Suite 550, Dallas, Texas 75219 (the "Borrower"), and BANK UNITED, with principal offices at 3200 Southwest Freeway, Suite 2000, Houston, Texas 77027 (the "Lender").

         WHEREAS, the Lender, for the consideration hereinafter set forth and subject to the terms and conditions herein stated, hereby commits and agrees to make loans to the Borrower totaling, in the aggregate, an amount not to exceed THREE MILLION AND NO/ 100 DOLLARS ($3,000,000.00); and,

         WHEREAS, the loans are to be used by the Borrower to (i) finance the acquisition of the Lots, as hereinafter defined, and (ii) to finance both the acquisition of the Lots and the construction of single-family residences thereon in accordance with plans and specifications and a cost breakdown submitted to and approved by the Lender:

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and of the loans and commitment hereinafter referred to, the Borrower and the Lender agree as follows:

                                    ARTICLE 1

                                  GENERAL TERMS

         Section 1.01 Terms Defined Above. As used in this Agreement, the terms "Borrower" and "Lender" shall have the meanings indicated above.

         Section 1.02 Certain Definitions. As used in this Agreement, the following terms have the following meanings, unless the context otherwise requires:

     "Advance" shall mean a disbursement by the Lender to or for the benefit of the Borrower of any of the proceeds of the Note.

          "Affidavit" shall mean that certain Borrower's loan purpose affidavit executed in connection with each Loan, a pro forma copy of which is attached hereto as Exhibit
         "A".

         "Affiliate" shall mean a Person, directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with the Person in question, which, in the case of a Person which is a partnership, shall include each of the constituent partners thereof. The term "controlling" as used in the immediately preceding sentence shall mean, with respect to a Person that is a corporation, the right to the exercise, directly or indirectly, of more than ten percent (10%) of the voting rights attributable to the shares of the controlled corporation, including without limitation the voting power for the election of the directors of such Person or the direct management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and, with respect to a Person that is not a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the controlled Person. Affiliate shall also mean a Person who is related to the Person in question. The term "related to" in the immediately preceding sentence shall mean a relation of immediate family including father, mother, brother, sister, son, daughter, or any such relation created by the occurrence of marriage by any such Persons.

"Agreement" shall mean this Loan Agreement, as the same may from time to time be amended or supplemented.

"Appraisal" shall mean, with respect to each Unit, an appraisal, to be prepared at the sole cost and expense of the Borrower, in form and substance satisfactory to the Lender, stating the anticipated appraised value of such Unit upon Substantial Completion of a Residence constructed thereon, and the appraised value of the Lot prior to commencement of construction thereon, such appraisal to be prepared by an appraiser approved by the Lender; and when applicable for a Lot Purchase Loan, "Appraisal" shall mean an appraisal, to be prepared by an appraiser approved by the Lender at the sole cost and expense of the Borrower, in form and substance satisfactory to the Lender, stating the appraised value of the Lot.

"Appraised   Value"  shall  mean,  with  respect  to  each  Unit  and  each  Lot attributable to a Lot Purchase Loan, an amount equal to the Appraisal.

"Bills Paid Affidavit" shall mean the affidavit substantially in the form of Exhibit "B" attached hereto.

"Borrower's Deposit" shall mean such cash sums as the Lender may reasonably deem necessary in accordance with Section 5.20 hereof.

"Borrowing Request" shall mean a request for an Advance pursuant to Section 2.01 hereof and which shall give sufficient detail to identify the Lots or Units for which the Advances are being requested.

"Budget" shall mean a detailed budget in such form as shall be acceptable to the Lender, prepared by the Borrower in connection with any Interim Construction Loan reflecting the cost of acquisition, construction and operation of the portion of the Premises covered thereby, which shall not be changed or modified by more than twenty percent (20%) without the prior written consent of the Lender.

"Business Day" shall mean a day other than a Saturday, Sunday or legal holiday for federally insured depository institutions under the laws of the United States of America.

"CMSA" shall mean Consolidated Metropolitan Statistical Area.

     "Collateral" shall mean the collateral described and set forth in the Security Agreement.

"Commitment" shall mean the obligation of the Lender to make Advances to the Borrower under Section 2.01 hereof, up to the maximum amount therein stated.

"Completion Date" shall mean, with respect to each Pre-- sale and the Interim Construction Loan in connection therewith, nine (9) months from the date of the initial Advance under such Interim Construction Loan, with respect to each Speculative Start and the Interim Construction Loan in connection therewith, twelve (12) months from the date of the initial Advance under such Interim Construction Loan, with respect to each Model Home and the Interim Construction Loan in connection therewith, eighteen (18) months from the date of the initial Advance under such Interim Construction Loan, and with respect to Lot Purchase Loans, nine (9) months from the date of the initial Advance.

"Compliance Certificate" shall mean the Compliance Certificate to be executed by the Borrower in conjunction with each initial Advance, which shall be in a form satisfactory to the Lender.

"Construction Contracts" shall mean the contracts between the Borrower and any contractor or subcontractor relating to rendering of services or furnishing of materials in connection with the construction of all or any portion of the Improvements, contracts between any general contractor and any subcontractor, and contracts between any of the foregoing and any other Person or entity relating to rendering of services or furnishing of materials in connection with the construction of the Improvements, all of which shall not have been disapproved by the Lender.

"Construction Draw Schedule" shall mean the builder's draw schedule as set forth in Exhibit "C" attached hereto.

"Current Survey" shall mean a slab survey of a Lot made by a duly licensed surveyor or civil engineer satisfactory to the Lender containing the information and meeting all of the Lender's requirements.

"Debt" shall mean, for any Person, without duplication:
(i) all indebtedness of such Person for borrowed money or for the deferred purchase price of Property or services for which such Person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which such person otherwise assures a creditor against loss; (ii) all obligations under leases which shall have been, or should have been, in accordance with generally accepted accounting principles in effect on the date of this Agreement, recorded as capital leases in respect of which such Person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations such Person otherwise assures a creditor against loss, and (iii) unfunded vested benefits under any ERISA plan.

"Default"  shall mean the  occurrence of any of the events  specified in Section
7.01 hereof, whether or not any requirement for notice or lapse of time or other condition precedent has been satisfied.

"Eligible CMSA" shall mean a CMSA designated in Section 3.07 hereof.

"Environmental Complaint" means any complaint, order, citation or notice by any Person asserting that the Borrower or any Property of the Borrower is in violation of or does not comply with any Environmental Law.

     "Environmental Laws" means: (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C.A. 9601 et. sect. ("CERCLA"), (ii) the Resource Conservation and Recovery Act, as amended by the Hazardous and Solid Waste Amendment of 1984, 42 U.S.C.A. 6901 et. seq. ("RCRA"), (iii) the Clean Air Act, 42 U.S.C.A 7401 et. seq., (iv) the Clean Water Act of 1977, 33 U.S.C.A. 1251 et. seq., (v)the Toxic Substances Control Act, 15 U.S.C.A. 2601 et. seq., (vi) the Safe Drinking Water Act, 42 U.S.C. 300(E) et. sea., (vii) the Refuse Act, 33 U.S.C. 407 et. sea.,
     (viii) the Texas Solid Waste Disposal Act, Tex. Health and Safety Code, ss.361.001 et. sea., (ix) the Texas Clean Air Act, Tex. Health and Safety Code, ss.382.001 et. sea., (x) the regulations promulgated pursuant to the aforesaid laws, or any of them, and (xi) all other federal, state or local laws, ordinances, orders, rules or regulations, now or hereafter existing, that directly and/or indirectly relate to air pollution, water pollution, noise control and/or the presence, storage, escape, seepage, leakage, emission, release, use, spillage, generation, transportation, handling, discharge, disposal or recovery of on--site or off--site hazardous or toxic substances, wastes or materials and/or underground storage tanks, and as each and any of the foregoing laws, ordinances, orders, rules or regulations may be amended or enacted from time to time.

"Environmental Liability" means any claim, demand, obligation, cause of action, accusation, allegation, order, violation, damage, injury, judgment, injunction, penalty or fine, cost of enforcement, cost of cleanup, removal, encapsulation or other remedial action, or any other cost or expense whatsoever, including without limitation reasonable attorneys' fees and reimbursements, resulting from the violation or alleged violation of any Environmental Law or the existence of Hazardous Material, or the imposition of any Environmental Lien.

"Environmental Lien" means a Lien (as hereinafter defined) in favor of any Person arising as a result of or securing (i) any liability under an Environmental Law or (ii) damages arising from or costs incurred by any Person in response to any actual or threatened Hazardous Discharge.

"ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

"Event of Default" shall mean the  occurrence of any of the events  specified in
Section 7.01 hereof, provided that any requirement for notice or lapse of time or any other condition precedent has been satisfied.

"Financial Statements" shall mean the financial statement or statements of the Borrower described or referred to in Section 4.06 hereof.

"Financing Statement" shall mean the financing statement to be recorded in the Office of the Secretary of State of the State of Texas perfecting the Lender's security interest in and to the Collateral described in the Security Agreement.

"Governmental Authority" includes the United States of America, the state, county, city or any political subdivision in which all or any portion of the Premises is located, and any court or political subdivision, agency, department, commission, board, bureau or instrumentality having jurisdiction over the Borrower, the Lender, all or any portion of the Premises or construction thereon.

"Governmental Requirement" shall mean any law, statute, code, ordinance, order, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other direction or requirement now or hereafter existing (including, without limitation, any of the foregoing which relate to environmental standards or controls, energy regulations and occupational, safety and health standards or controls) of any (domestic or foreign) federal, state, county, municipal or other government, department, commission, board, court, agency or any other instrumentality of any of them, which exercises jurisdiction over the Borrower or any of the Borrower's Property.

"Guarantors" shall mean Phillip Johns and The Woodhaven Homes Trust.

"Guaranty Agreements" shall mean the agreements executed by the Guarantors, guaranteeing the payment of the Note and the performance of the covenants and obligations of the Security Instruments.

"Hazardous Discharge" means the happening of any event involving the presence, disposal, escape, seepage, leakage, emission, release, use, storage, spillage, discharge, investigation, cleanup, removal or remediation of any Hazardous Material which violates or threatens to violate any Environmental Law.

"Hazardous Material" shall mean one or more of the following substances:

          (a) Those substances included within the definitions of "hazardous substances", "hazardous materials", "toxic substances" or "solid waste" in any one or more of the Environmental Laws or the Hazardous Material Transportation Act (49 U.S.C.) or in the regulations promulgated pursuant to said law;(b) Those substances listed in the United States Department of Transportation Table (49 CFR 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302 and amendments thereto);(c)Such other substances, materials and wastes which are or become regulated under applicable local, state or federal law, or the United States government, or which are classified as hazardous or toxic under federal, state or local laws, orders, ordinances, rules or regulations; and(d) Any material, waste or substances which are: (i) asbestos, (ii) polychlorinated bi--phenyls,
          (iii) a substance described in clause (a) of the definition of "Hazardous Material", (iv) explosives, (v) radioactive materials, (vi) gasoline, (vii) petroleum, (viii) petroleum products or (ix) related or similar materials or substances.

"Highest Lawful Rate" shall mean the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Note or on other Indebtedness, as the case may be, under laws applicable to the Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

"Impositions" shall mean all real estate and personal property taxes; water, gas, sewer, electricity and other utility rates and charges; charges imposed pursuant to any subdivision, planned unit development or condominium declaration or restrictions; charges for any easement, license or agreement maintained for the benefit of the Premises, and all other taxes, charges and assessments and any interest, costs or penalties with respect thereto of any kind and nature whatsoever which at any time prior to or after the execution hereof may be assessed, levied or imposed upon all or any portion of the Premises or the ownership, use, occupancy or enjoyment thereof.

"Improvements" shall mean all Residences and any other improvements, buildings, structures, equipment and amenities located on the Lots and provided for in the Plans.
 "Indebtedness" shall mean any and all amounts owing or to be owing by the Borrower to the Lender in connection with the Note or any Security Instruments, including this Agreement, and all other liabilities of the Borrower to the Lender from time to time existing, whether in connection with this or other transactions.

"Insurance Policies" shall mean (a) owner's and contractor's policies of comprehensive general public liability insurance, including worker's compensation insurance; (b) hazard insurance against all risks of loss, including collapse, in an amount not less than the Maximum Loan Amount, with annual agreed amount endorsement and sufficient at all times to prevent the Borrower from becoming a co--insurer, such insurance prior to completion of the Improvements to be in builder's risk form on a reporting basis and including coverage for all materials and equipment, wherever located, intended to be installed in or utilized in the construction of the Improvements; (c) if any portion of the Premises is in a "Flood Hazard Area", a flood insurance policy, or binder therefor, with respect to that portion of the Premises, in an amount equal to the portion of the Maximum Loan Amount attributable to such portion of the Premises or the maximum amount available under the Flood Disaster Protection Act of 1973 and regulations issued pursuant thereto, as amended from time to time, whichever is less, in form complying with the "insurance purchase requirement" of that Act; and (d) such other insurance, if any, as the Lender may reasonably require from time to time. In addition, the term "Insurance Policies" shall mean insurance policies issued and maintained in form, in amounts and by companies satisfactory to the Lender, containing a mortgagee clause (without contribution) in favor of the Lender with loss proceeds payable to the Lender as its interest may appear, requiring not less than thirty (30) days prior written notice to the Lender of any cancellation or change of coverage, and providing that no act of the insured or any occupant, and no occupancy or use of any portion of the Premises for purposes more hazardous than permitted by the terms of the policy, will affect the validity or enforceability of the insurance as respects the Lender.

"Interim Construction Loan" shall mean, with respect to each Unit, the Advances made and to be made from time to time pursuant to the Commitment for the acquisition of Lot(s) and the construction of the Improvements thereon.

"Inventory Report" shall mean the report described in Section 5.30 hereof.

"Lien" shall mean any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and including but not limited to the lien or security interest arising from a mortgage, encumbrance, pledge, Environmental Lien, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights--of--way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting the Property. For the purposes of this Agreement, the Borrower shall be deemed to be the owner of any Property which the Borrower has acquired or holds subject to a conditional sale agreement, financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

"Loan" shall mean a Lot Purchase Loan and an Interim Construction Loan.

"Lot" shall mean a fully developed single--family residential lot in a subdivision, with respect to which all development and construction work has been completed (including completion of all public roadways necessary to provide sufficient access to such Lot and completion of all water, sanitary and storm sewer facilities in capacities sufficient for single--family residential use) so that such Lot is ready and of sufficient size for a residence to be constructed thereon.

"Lot Purchase Loan" shall mean, with respect to a Lot, the Advances made and to be made from time to time pursuant to the Commitment for the acquisition of the Lot.

"Margin Percentage" shall mean, with respect to the Note, the percent per annum which is expressly enumerated in Section 2.02 hereof (before or after maturity, as appropriate) to be added to the Prime Rate to determine (except as may be limited by applicable law) the interest rate on the Note.

"Master Form Deed of Trust" shall mean the Master Form Deed of Trust And Security Agreement, whether now or hereafter executed, duly executed by the Borrower for the benefit of the Lender securing the Indebtedness, each Master Form Deed of Trust to be recorded in each county in which an Eligible CMSA is located.

"Material Adverse Effect" shall mean any material and adverse effect on (i) the assets, liabilities, financial condition, business, operations, affairs or circumstances of the Borrower from those reflected in the Financial Statements or from the facts represented or warranted in this Agreement or any other Security Instrument, or (ii) the ability of the Borrower to carry out its business as of the date of this Agreement or as proposed at the date of this Agreement to be conducted or meet its obligations under the Note, this Agreement or the other Security Instruments on a timely basis.

"Maturity Date" shall mean July 2L~ 1998.

"Maximum Loan Amount" shall mean, with respect to each Presale and the Interim Construction Loan in connection therewith, an amount equal to the lesser of (a) the Borrower's actual cost for the acquisition of the Lot and the construction of the Residence thereon or (b) eighty percent (80%) of the lesser of [i] the Appraised Value of the Unit(s) attributable to such Interim Construction Loan, or [ii] the Sales Price of the Unit(s) attributable to such Interim Construction Loan; with respect to each Speculative Start or Model Home and the Interim Construction Loan in connection therewith, an amount equal to the lesser of (a) the Borrower's actual cost for the acquisition of the Lot and the construction of the Residence thereon or (b) seventy--five percent (75%) of the lesser of [i] the Appraised Value of the Unit(s) attributable to such Interim Construction Loan, or (ii] the Sales Price of the Unit(s) attributable to such Interim Construction Loan; and, with respect to each Lot Purchase Loan, an amount equal to seventy percent (70%) of the Borrower's actual cost for the acquisition of the Lots attributable to the Lot Purchase Loan.

"Model Home" shall mean a Unit to be used by the Borrower in promoting the sale of other Units offered for sale by the Borrower.

"Note" shall mean the promissory note described in Section 2.01(a) hereof, executed by the Borrower, payable to the order of the Lender, in the form attached hereto as Exhibit "D", and all duly authorized renewals, extensions, modifications, increases, reinstatements and/or rearrangements thereof expressly agreed to in writing by the Lender.

"Person" shall mean any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any body, authority, agency or political subdivision thereof, or any other form of entity.

"Plans" shall mean the final working drawings and specifications for the construction of a Residence or Residences (including soil reports and engineering calculations) prepared by architects and/or engineers and as modified or supplemented from time to time and approved for each Interim Construction Loan by the Lender, the Borrower and, to the extent necessary, by each Governmental Authority.

"Premises" shall mean the Lots, the Improvements, all fixtures, equipment, leases, rentals and personal property of any kind or character now or hereafter related to, situated on or used in connection with the Lots or in any improvements now or hereafter constructed thereon, and all related parts, accessions and accessories thereto and all replacements or substitutions theref or, as well as all other improvements, benefits and appurtenances now or hereafter placed thereon or accruing thereto.

"Presale" shall mean a Unit for which the Borrower has delivered to the Lender a contract for sale with a bona fide third party purchaser not an Affiliate of the Borrower (unless approved in writing by the Lender).

"Prime Rate" shall mean the variable rate of interest per annum established and announced by the Lender as a general reference rate of interest, which is not necessarily the lowest or best rate actually charged to any customer, it being understood that the Lender may make various commercial or other loans at rates of interest having no relationship to the Prime Rate.

"Property" shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

"Release Parcel" shall have the meaning set forth in Section 8.01 hereof.

"Residence" shall mean any single--family dwelling constructed or to be constructed on a Lot from the proceeds of any Interim Construction Loan.

"Sales Price" shall mean, with respect to each Unit, the price therefor, initially established by the Borrower prior to the initial Advance of an Interim Construction Loan in connection with such Unit.

"Security Agreement" shall mean the Security Agreement duly executed by Borrower for the benefit of Lender.

"Security Instruments" shall mean this Agreement, the Deeds of Trust, the Security Agreement, the Guaranty Agreements, the Financing Statement and any and all other agreements or instruments now or hereafter executed and delivered by the Borrower or the Guarantors in connection with, or as security for the payment or performance of, the Note or this Agreement, as such agreements may be amended, modified, extended, increased, reinstated, rearranged or supplemented from time to time.

"Speculative Start" shall mean a Unit which is not a Pre- sale.

"Subdivisions" shall mean those certain parcels of lots or subdivisions located in one or more CMSAs as shall be approved in writing from time to time by the Lender.

"Substantial Completion" shall mean completion of a Residence in accordance with the Plans in the sole reasonable judgment of the Lender.

"Supplemental Deed of Trust" shall mean the Supplemental Deeds of Trust and Security Agreements, whether now or hereafter executed, covering one or more Lots or one or more Units, as applicable, and securing the Indebtedness, duly executed by the Borrower as shall be required to create first priority Liens upon and security interests in all of the Lots or Units, and any and all supplements, modifications, amendments and/or extensions thereof.

"Title Company" shall mean such title companies expressly approved by the Lender from time to time.

"Title Insurance Binder" shall mean one or more mortgagee title insurance binders, as the Lender may require, issued in favor of the Lender by the Title Company if and as required by the Lender in an amount equal to one hundred percent (100%) of the amount of each Interim Construction Loan, insuring or agreeing to insure the Lender's Lien in such form as may be prescribed by applicable Governmental Requirements and as shall be satisfactory to the Lender, certifying that good and indefeasible title to the Lot(s) relating to such Interim Construction Loan is vested in the Borrower, subject only to exceptions acceptable to the Lender and required by state title insurance regulations.

"Title Insurance Policy" shall mean one or more mortgagee's title policies issued in favor of the Lender by the Title Company in the amount of the Lot Purchase Loan, insuring the Lender's Lien in such form as may be prescribed by applicable Governmental Requirements and as shall be satisfactory to the Lender, certifying that good and indefeasible title to the Lot(s) relating to such Lot Purchase Loan is vested in the Borrower, subject only to exceptions acceptable to the Lender and required by state title insurance regulations.

          "Unit" shall mean any Lot and the Residence located thereon covered by an Interim Construction Loan.

          Section 1.03 Accounting Principles. Where the character or amount of any asset or liability or item of income or expense is required to be determined or other accounting computation is required to be made for the purposes of this Agreement, this shall be done in accordance with generally accepted accounting principles applied on a basis consistent with those reflected by the Financial Statements, except where such principles are inconsistent with the requirements of this Agreement.

                                    ARTICLE 2

                            AMOUNT AND TERMS OF LOAN

          Section 2.01. The Loans and Commitment.

          (a) Subject to the terms and conditions and relying on the representations and warranties contained in this Agreement, so long as the terms and provisions of this Agreement are complied with by the Borrower, the Lender agrees to advance Loans to the Borrower in principal amounts up to but not exceeding at any one time Three Million and No/100 Dollars ($3,000,000.00) (the "Commitment Amount"). To evidence the Loans made by the Lender pursuant to this
Section 2.01, the Borrower will execute and deliver the Note payable to the order of the Lender in the face amount of $3,000,000.00, dated as of the date hereof and payable on the earlier of (i) the Maturity Date or (ii) the Completion Date of the last Interim Construction Loan or the last Lot Purchase Loan originated prior to the Maturity Date. Accrued interest shall be due and payable as provided in the Note.

          (b) At such time as a Loan shall have been paid in full, and if the Borrower is not in Default and prior to the Maturity Date, the amount of funds advanced hereunder shall once again be available to the Borrower for additional Loans to be made in accordance with the terms and provisions hereof. The amount of funds available under the Commitment at any time prior to the Maturity Date, provided that the Borrower is not in Default, shall be determined by subtracting the Maximum Loan Amounts of Loans which are in place from $3,000,000.00. The resulting figure shall be available for additional Interim Construction loans under the Commitment.

           (c) At no time shall Lots or Units be located other than in the Eligible CMSAs. Furthermore, in no event may more than $900,000.00 of the Commitment be allocated for the construction of Speculative Starts and Model Homes throughout Eligible CMSAs, and no more than $250,000.00 of the Commitment be allocated for Lot Purchase Loans throughout Eligible CMSAs.

          (d) Subject to the foregoing, the Borrower may, at any time until the Maturity Date, submit to the Lender a Borrowing Request requesting the Lender to advance one or more Lot Purchase Loans for the acquisition of one or more Lots or to advance one or more Interim Construction Loans for the acquisition and construction of any one or more Units. The initial Borrowing Request for each Lot Purchase Loan (i) shall identify the subdivision and the Lot or Lots to be acquired and (ii) shall be accompanied by copies of fully executed purchase and sale agreements executed by the Borrower and the seller of the Lot or Lots. The initial Borrowing Request for each Interim Construction Loan (i) shall identify the Subdivision and the Lot or Lots to be acquired out of the proceeds of such Interim Construction Loan, (ii) shall specify whether such Lot or Lots and the Residence or Residences to be located thereon are Presales, Model Homes or Speculative Starts, and (iii) shall be accompanied by copies of fully executed sales contracts for those Units designated as Presales. The initial Borrowing Request for each Interim Construction Loan shall also be accompanied with a Budget and Plans. The subsequent Borrowing Requests for each Interim Construction Loan must give sufficient detail as to the identity of the Units for which the Advance is being requested and must be accompanied by an executed Bills Paid Affidavit.

          (e) All Loans closed under this Agreement shall be subject to approval by the Lender in accordance with the Lender's usual underwriting guidelines and procedures, consistently applied, and shall conform in all respects to the rules and regulations governing the Lender as a federally chartered and insured savings bank. Such underwriting guidelines shall include, but not be limited to, a monthly review of the Borrower's inventory report pursuant to Section 5.30 hereof.

          (f) Notwithstanding the Lender's approval of the Borrower's Borrowing Request, the Borrower must satisfy all of the conditions precedent to any Loan and all terms and conditions set forth in this Agreement before the Lender shall be obligated to make any Loan or any Advance thereunder.

          Section 2.02 Interest Rate. The Note shall bear interest from the date thereof until maturity at a varying rate per annum which is one percent (1.00%) per annum above the Prime Rate (but in no event to exceed the Highest Lawful
Rate), all as set forth in the Note. Past-due principal and interest shall bear interest at a varying rate per annum which is five percent (5%) per annum above the Prime Rate (but in no event to exceed the Highest Lawful Rate). Adjustments in the varying rate of interest shall be made on the same day as each change in the Prime Rate and, to the extent allowed by law, on the effective date of any change in the Highest Lawful Rate.

          Section 2.03 Fees.

          (a) On the date of the initial Advance of each Interim Construction Loan made or to be made hereunder in connection with a Presale, the Borrower shall pay to the Lender an origination fee in the amount of one--half of one percent (0.50%) of the amount of such Interim Construction Loan;

          (b) On the date of the initial Advance of each Interim Construction Loan made or to be made hereunder in connection with a Speculative Start, the Borrower shall pay to the Lender an origination fee in the amount of three--fourths of one percent (0.75%) of the amount of such Interim Construction Loan;

          (c) On the date of the initial Advance of each Interim Construction Loan made or to be made hereunder in connection with a Model Home, the Borrower shall pay to the Lender an origination fee in the amount of two percent (2.00%) of the amount of such Interim Construction Loan;

          (d) On the date of the initial Advance of each Lot Purchase Loan made or to be made hereunder in connection with a Model Home, the Borrower shall pay to the Lender an origination fee in the amount of one percent (1.00%) of the amount of such Lot Purchase Loan; and,

          (e) Provided that no Event of Default exists, the Borrower may elect to pay an extension fee of one--fourth of one percent (.25%) of the Maximum Loan Amount of either a Lot Purchase Loan or an Interim Construction Loan, and upon receipt thereof by the Lender the Completion Date with respect to such Loan shall be extended ninety (90) days from the date of the original Completion Date or ninety (90) days from the date of any prior extension thereof, as applicable.

          Section 2.04 Notice and Manner of Borrowing. The amount of each Advance shall be designated by the Borrower's execution of a Borrowing Request to be received by the Lender at least three (3) but not more than ten (10) Business Days prior to the date of such Advance, which date shall be a Business Day. Each such Advance shall be made at the office of the Lender and shall be funded in immediately available funds.

          Section 2.05 Computation. All payments of interest shall be computed on the per annum basis of a year of 365 or 366 days, as the case may be, and for the actual number of days (including the first day but excluding the last day) elapsed.

          Section 2.06 Mandatory Prepayments. If at any time after the Completion Date of any Loan, including any extension thereof, there shall remain any outstanding balance owing on such Loan, then the Borrower shall immediately pay the amount of the outstanding balance to the Lender.

          Section 2.07 Termination of Commitment.

          (a) The Commitment shall expire on the Maturity Date unless the Lender agrees to extend the Commitment. It is hereby understood that the Lender shall have no obligation to extend the Commitment, and that any such further extension will be in the Lender's sole discretion. The expiration of the Commitment shall relieve the Lender from any obligation to enter into any additional Loans from and after the Maturity Date, but shall not affect the term, operation or the obligation of the Lender to make Advances as provided hereunder in connection with any Interim Construction Loans for which the initial funding of an Advance thereunder shall have been made prior to the Maturity Date.

          (b) Unless the Interim Construction Loan has been extended pursuant to
Section 2.03(c) hereof, the obligation of the Lender to make Advances under any Interim Construction Loan shall terminate on the Completion Date thereof and the principal and accrued interest attributable to such Interim Construction Loan(s) shall be due and payable in full. In spite of the termination or expiration of the Lender's commitment and obligations thereunder and hereunder, all duties and obligations of the Borrower under this Agreement and all other security Instruments shall continue in full force and effect until the occurrence of the full and final payment of the Note and performance of all obligations in the Security Instruments.

          Section 2.08 Payment Procedure. All payments made by the Borrower under the Note or this Agreement shall be made to the Lender before 12:00 noon, Central Standard Time, at its principal office in immediately available funds on the date that such payment is required to be made. The Borrower hereby authorizes the Lender, if and to the extent payment is not made when due hereunder or under the Note or Security Instruments, to charge from time to time against the Borrower's account with the Lender any amount so due. Any payment received and accepted by the Lender after such time shall be considered for all purposes (including the calculation of interest, to the extent permitted by law) as having been made on the Lender's next following Business Day.

          Section 2.09 Business Days. If the date for any loan payment or fee payment hereunder falls on a day which is not a Business Day, then for all purposes for the Note and this Agreement the same shall be deemed to have fallen on the next following Business Day, and such extension of time shall in such case be included in the computation of payments of interest or fees, as the case may be.


                              CONDITIONS OF FUNDING

          The obligations of the Lender to make the Interim Construction Loans pursuant to this Agreement are subject to the conditions precedent stated in this Article 3 hereof.

          Section 3.01 Initial Advance. The obligations of the Lender under this Agreement are, in addition to the conditions precedent specified in Section 3.02 hereof, subject to the following conditions precedent, wherein each document to be delivered to the Lender shall be in form and substance satisfactory to it:

          (a)     Borrower's Certificates --

                  (i) the Lender shall have received certificates of the Secretary of the Borrower in form and substance satisfactory to the Lender with respect to the authorization of the Borrower to execute and deliver the Note, this Agreement and any other Security Instruments provided herein and authorization of the officers of the Borrower to sign such instruments, and specimen signatures of the officers so authorized.

                  (ii) the Lender shall also have received a copy, certified as true by the Secretary of the Borrower, of the Borrower's Articles of Organization filed with the Secretary of State of the State of Texas and the Regulations governing the Borrower.

          (b) Other Certifications from the Borrower -- the Lender shall have received such other certificates and documentation as deemed necessary or appropriate, including, without limitation, copies of the Borrower's certificate of good standing, issued by the Comptroller of the State of Texas; and,

          (c) Opinion Letter from Borrower's Counsel -- the Lender shall have received from the Borrower's counsel a favorable written opinion as to such matters contained in Sections 4.01, 4.02, 4.03, 4.04 and 4.05 hereof; and as to such counsel's knowledge of pending or threatened material litigation or governmental or regulatory proceedings against the Borrower; and as to such other matters incident to the transactions herein contemplated as the Lender may reasonably request; and,

          (d)     the  Lender  shall  have   received   each  of  the  following
                  documents, duly and validly executed: (i) this Loan Agreement;
               (ii) the Note;
               (iii)    the Master Form Deeds of Trust;
               (iv)     the Master Financing Statement;
               (v)       the Security Agreement; and,
               (vi) a Loans to one Borrower Affidavit.

          (e) The Lender shall have approved the Subdivision in accordance with the provisions of Section 3.08 of this Agreement; and,

          (f) The Lender shall have received evidence of the Insurance Policies and delivery of all documents or certificates as the Lender may require with respect thereto; and,

          (g) The Lender shall have received such other documents as the Lender may reasonably have requested.

          Section 3.02 All Advances. All Advances relating to each Interim Construction Loan hereunder shall be made in accordance with the Construction Draw Schedule. The obligation of the Lender to make each Advance (including the initial Advance with respect to each Loan) pursuant to this Agreement is subject to the following further conditions precedent:

          (a) the delivery to the Lender of the following items, each of which shall be in form and substance satisfactory to it, in its sole and absolute discretion:

          (i) the  Borrowing  Request;  (ii) the  Appraisal;  (iii) the  Current
          Survey; (iv) the Affidavit; (v) the Plans; (vi) the Compliance Certificate;
          (vii) the most recent Inventory Report; and, (iv) the Bills Paid Affidavit.

          (b) the delivery to the Lender of a commitment for title insurance issued by the Title Company, committing to issue to the Lender either a Title Insurance Binder or a Title Insurance Policy, as appropriate;

          (c) the delivery to the Lender of a certified copy of the executed and notarized Supplemental Deed of Trust covering the Lot or Lots for which the initial Advance has been requested;

          (d) if requested by the Lender, the Borrower shall have delivered to the Lender lien waivers from the subcontractors and materialmen connected with any items payable pursuant to all previous Advances made on each Interim Construction Loan in connection with said application for Advance; such lien waivers shall be in form and substance satisfactory to the Lender;

          (e) the appropriate Security Instruments shall have been duly delivered to the appropriate offices for filing or recording when applicable, and the Lender shall have received confirmations of receipt thereof from the appropriate filing or recording offices;

          (f) after the initial Advance, the Lender shall have received the Title Insurance Binder or the Title Insurance Policy, as applicable; and,

          (g)     all building and utility permits, and licenses; and,

          (h) no Default shall have occurred and be continuing, nor shall a Material Adverse Change have occurred and be continuing.

          (i) if required by the Lender, the Borrower shall deliver to the Lender any and all other supporting documents reasonably required by the Lender.

          Section 3.03 Limitation on Speculative Starts and Model Homes. Notwithstanding any provision contained herein to the contrary, the Lender shall not be obligated to make any Interim Construction Loan to finance any Speculative Start, any Model Home, or any Lot Purchase Loan in any Subdivision, if at any time:

          (a) the number of Model Homes exceeds six (6) throughout all the approved Subdivisions; or,
     (b) the number of Speculative Starts exceeds four (4) in any one Subdivision (which, for the purpose of this calculation, shall include two

(2) Model Homes in any one Subdivision); or,

     (c) the ratio of the Borrower's total inventory of Speculative Starts to Presales exceeds 40% to 60% (whether or not such Speculative Starts and Presales are financed by the Lender).

          Section 3.04 Application of Interim Construction Loan Proceeds. The Borrower will hold all Advances of each Interim Construction Loan as a trust fund to be applied for the sole purpose of paying the cost of construction of the Units under each such Interim Construction Loan in accordance with the Budget and shall apply the same to the payment of such costs. The Borrower will apply such Advances by the Lender to the payment of material and labor costs in connection with construction of the Units under each such Interim Construction Loan pursuant to the request for Advance. Such payment will be made promptly and Advances will be used for no other purpose so long as any sums of money remain due by the Borrower for the payment of material and labor. No Advance by the Lender shall ever be used to defray living expenses, to anticipate profit or to defray any other item not expressly set forth in the Budget connected with cost of construction.

          Section 3.05 Lot Advances. Advances to the Borrower in connection with the purchase of Lots with respect to a Lot Purchase Loan shall be equal to the Maximum Loan Amount attributable to the Lot Purchase Loan. Advances to the Borrower with respect to the purchase of Lots in connection with an Interim Construction Loan shall be equal to the purchase price of the Lot (including, if applicable, any interest accrued and due thereon) plus all closing costs associated with the purchase.

          Section 3.06 Third--Party Beneficiaries. All conditions precedent to the Lender's obligation to make Advances hereunder are imposed solely and exclusively for the benefit of the Lender. No Person or entity other than the Lender shall have any standing to require satisfaction of such conditions or be entitled to assume that the Lender will refuse to make Advances absent strict compliance therewith, and any or all of such conditions may be freely waived in whole or in part in writing by the Lender at any time or times.

          Section 3.07 Eligible CMSAs. The Lender shall not be obligated to make any Loan hereunder unless the Subdivision is located within the Dallas, Texas CMSA or the Fort Worth, Texas CMSA.

          Section 3.08 Subdivision Approval. No Advance for either an Interim Construction Loan or for a Lot Purchase Loan shall be made until and unless the Lots will be located in a Subdivision which has been approved by the Lender, in its sole discretion and which is within the Eligible OMSA. In order to obtain such approval, the Borrower shall furnish the Lender the following items, each of which shall be in form and substance satisfactory to it, in its sole and absolute discretion:

          (a) a certified copy of the recorded Subdivision plat in which the Lot(s) to be covered by the Security Instruments are to located, properly filed of record and otherwise complying with all applicable laws; and,

          (b) a certified copy of any recorded Deed Restrictions applicable to the Subdivision; and,

          (c)  the  following  site  assessments   conducted  and  certified  by
independent qualified environmental consultant(s) approved by the Lender:
                  (1) a Category 1 or Phase 1 environmental audit assessing the Presence of Hazardous Material, if any, at the Premises;

                  (2) such further site assessments as the Lender may require due to the results obtained in (i) above; and

                   (3) a report  from such  consultant(s)  to the effect that no
                  Hazardous Materials are present at the Premises.

                  The environmental consultant(s), its qualifications, the scope and methodology of its investigations, its reports and recommendations and the form, scope and substance of its certifications to the Lender shall be acceptable to the Lender in all respects. For purposes of this Section, a Category 1 or Phase 1 environmental audit refers to what is commonly known within the industry as a three-- phase approach, the purpose of which is to assess the presence or absence of information that indicates potential contamination and to make recommendations for further investigation. A Category 1 or Phase 1 environmental audit would typically include, but not be limited to: a site history review, interviews with individuals who are familiar with the site and regulatory agency personnel, a site visit and off--site research (i.e., aerial photographs); and,

          (d) copies of the fully executed lot takedown purchase agreements executed by the developer of the Subdivision as seller and the Borrower as purchaser; and,

          (e) evidence satisfactory to the Lender that the Subdivision is not situated in an area that has been designated by the Secretary of Housing And Urban Development as an area having special flood hazards or, in the alternative, flood insurance with maximum limits of coverage for such Subdivision which have been identified as having special flood hazards.

          Section 3.09 Arbitration.

          (a) To the maximum extent not prohibited by law, any controversy, dispute or claim arising out of, in connection with, or relating to the Indebtedness, this Agreement, the Loans or the Security Instruments or any transaction provided for therein, including but not limited to any claim based on or arising from an alleged tort or an alleged breach of any agreement contained in any of the Security Instruments, shall, at the request of any party to the Indebtedness, this Agreement, the Loans or the Security Instruments (either before or after the commencement of judicial proceedings), be settled by arbitration pursuant to Title 9 of the United States Code, which the parties hereto acknowledge and agree applies to the transaction involved herein, and in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the "AAA"). If Title 9 of the United States Code is inapplicable to any such claim, dispute or controversy for any reason, such arbitration shall be conducted pursuant to the Texas General Arbitration Act and in accordance with the Commercial Arbitration Rules of the AAA. In any such arbitration proceeding:
(i) all statutes of limitations which would otherwise be applicable shall apply; and (ii) the proceeding shall be conducted in Houston, Texas, by a single arbitrator, if the amount in controversy is $1 million or less, or by a panel of three arbitrators if the amount in controversy is over $1 million. All arbitrators shall be selected by the process of appointment from a panel pursuant to Section 13 of the AAA Commercial Arbitration Rules and each arbitrator will have AAA-acknowledged expertise in the appropriate subject matter. Any award rendered in any such arbitration proceeding shall be final and binding, and judgment upon any such award may be entered in any court having jurisdiction.

          (b) If any party to the Indebtedness, this Agreement, the Loans or the Security Instruments files a proceeding in any court to resolve any such controversy, dispute or claim, such action shall not constitute a waiver of the right of such party or a bar to the right of any other party to seek arbitration under the provisions of this Section of that or any other claim, dispute or controversy, and the court shall, upon motion of any party to the proceeding, direct that such controversy, dispute or claim be arbitrated in accordance with this Section.

          (c) Notwithstanding any of the foregoing, the parties hereto agree that no arbitrator or panel of arbitrators shall possess or have the power to
(i) assess punitive damages, (ii) dissolve, rescind or reform (except that the arbitrator may construe ambiguous terms) the Indebtedness, this Agreement, the Loans or the Security Instruments, (iii) enter judgment on the debt, (iv) exercise equitable powers or issue or enter any equitable remedies or (v) allow discovery of attorney/client privileged information. The Commercial Arbitration Rules of the AAA are hereby modified to this extent for the purpose of arbitration of any dispute, controversy or claim arising out of, in connection with, or relating to the Indebtedness, this Agreement, the Loans or the Security Instruments. The parties further agree to waive, each to each other, any claims for punitive damages, and agree that neither an arbitrator nor any court shall have the power to assess punitive damages.

          (d) No provision of, or the exercise of any rights under, this Section shall limit or impair the right of any party to the Supplemental Deed of Trust or the other Security Instruments before, during or after any arbitration proceeding to (i) exercise self-- help remedies such as setoff or repossession;
(ii) foreclose (judicially or otherwise) any lien on or security interest in the Premises; or (iii) obtain emergency relief from a court of competent jurisdiction to prevent the dissipation, damage, destruction, transfer, hypothecation, pledging or concealment of assets or of the Premises securing any indebtedness, obligation or guaranty referenced in the Security Instruments. Such emergency relief may be in the nature of, but is not limited to: pre-judgment attachments, garnishments, sequestrations, appointments of receivers, or other emergency injunctive relief to preserve the status quo.

          (e) In the event arbitration is prohibited by law with respect hereto, any actions or proceedings with respect to the Note, the Indebtedness, this Agreement, the Loans or the other Security Instruments may be instituted in the courts of the State of Texas, the United States District Court for the Southern District of Texas, or elsewhere to the extent that jurisdiction shall exist apart from the provisions of this Section, as the Lender may elect, and by execution and delivery of this Agreement, Borrower irrevocably and unconditionally submits to the jurisdiction (both subject matter and personal) of each such court, and irrevocably and unconditionally waives (i) any objection Borrower may now or hereafter have to the laying of venue in any of such courts, and (ii) any claim that any action or proceeding brought in any of such courts has been brought in an inconvenient forum.

                                    ARTICLE 4

                         REPRESENTATIONS AND WARRANTIES

          In order to induce the Lender to enter into this Agreement, the Borrower represents and warrants to the Lender (which representations and warranties will survive the delivery of the Note and the making of the Advances thereunder and shall be continually in full force and effect until the Lender's Commitment is terminated and the Lender has been paid in full of all sums owing under the Indebtedness), that:

          Section 4.01 Existence. The Borrower is a limited liability company duly organized, legally existing and in good standing under the laws of the State of Texas.

          Section 4.02 Power and Authorization. The Borrower is duly authorized and empowered to create and issue the Note; and the Borrower is duly authorized and empowered to execute, deliver and perform the Security Instruments to which the Borrower is a party; and all corporate action of the Borrower's part requisite for the due creation and issuance of the Note and for the due execution, delivery and performance of the Security Instruments to which the Borrower is a party has been duly and effectively taken.

          Section 4.03 Binding Indebtedness. This Agreement does, and the Note and other Security Instruments to which the Borrower is a party upon their creation, issuance, execution and delivery will, constitute valid and binding obligations of the Borrower, enforceable in accordance with their terms (except that enforcement may be subject to any applicable bankruptcy, insolvency or similar laws generally affecting the enforcement of creditors' rights).

          Section 4.04 No Legal Bar or Resultant Lien. The Note and the Security Instruments to which the Borrower is a party do not and will not violate any provisions of its By--Laws or any contract, agreement, instrument or Governmental Requirement to which the Borrower is subject, or result in the creation or imposition of any Lien upon any Properties of the Borrower, other than those permitted by this Agreement. The Borrower's development, improvement and sale of the Lots and Improvements and any sale or lease of any portion thereof by the Borrower are and shall be exempt from the registration and reporting requirements of the Interstate Land Sales Full Disclosure Act and regulations thereunder, as amended from time to time.

          Section 4.05 No Consent. The Borrower's execution, delivery and performance of the Note and the Security Instruments to which the Borrower is a party do not require the consent or approval of any other Person which has not been obtained, including without limitation any regulatory authority or governmental body of the United States of America or any state thereof or any political subdivision of the United States of America or any state thereof.

          Section 4.06 Financial Condition. The annual financial statements of the Borrower for its fiscal year ended December 31, 1996, which have been delivered to the Lender, have been prepared in accordance with generally accepted accounting principles, consistently applied, and present fairly the financial condition and changes in financial position of the Borrower as of the date or dates and for the period or periods stated (subject only to normal year-end audit adjustments with respect to such unaudited interim statements). No change, either in any case or in the aggregate, has since occurred in the condition, financial or otherwise, of the Borrower which would have a Material Adverse Effect, except as disclosed to the Lender in Exhibit "E" attached hereto.

          Section 4.07 Investments and Guaranties. At the date of this Agreement, the Borrower has not made investments in, advances to or guaranties of the obligations of any Person, except as reflected in the Financial Statements or disclosed to the Lender in Exhibit "E" hereto.

          Section 4.08 Liabilities- Litigation. Except for liabilities incurred in the normal course of business, the Borrower does not have at the date of this Agreement any material (individually or in the aggregate) liabilities, direct or contingent, except as disclosed or referred to in the Financial Statements or as disclosed to the Lender in Exhibit "E" hereto. Except as disclosed to the Lender in Exhibit "E" hereto, at the date of this Agreement there is no litigation, legal, administrative or arbitral proceeding, investigation or other action of any nature pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower which involves the possibility of any judgment or liability not fully covered by insurance and which would have a Material Adverse Effect. No unusual, extraordinary or unduly burdensome restriction, restraint or hazard exists by contract, law or governmental regulation or otherwise relative to the business or Properties of the Borrower, except as disclosed to the Lender in Exhibit "E" hereto.

          Section 4.09 Taxes; Governmental Charges. The Borrower has filed all tax returns and reports required to be filed and has paid all taxes, assessments, fees and other governmental charges levied upon it or upon its Properties or income which are due and payable, including interest and penalties, or has provided adequate reserves for the payment thereof.

          Section 4.10 Titles. Etc. The Borrower has good title to its material (individually and in the aggregate) Properties, free and clear of all Liens except (i) Liens referred to in the Financial Statements, (ii) Liens disclosed to the Lender in Exhibit "E" hereto, (iii) Liens and minor irregularities in title which do not materially interfere with the occupation, use and enjoyment by the Borrower of its Properties in the normal course of business as presently conducted or materially impair the value thereof for such business, or (iv) Liens otherwise permitted or contemplated by this Agreement or the other Security Instruments. In connection with any Interim Construction Loan, the Borrower is, or will be subsequent to the initial Advance of such Interim Construction Loan, the legal and equitable fee simple absolute owner of the Lot attributable thereto and all Improvements thereon, subject only to title exceptions specified in the Title Insurance Binder which are hereafter accepted by the Lender.

          Section 4.11 Defaults. The Borrower is not in Default nor has any event or circumstance occurred which, but for the passage of time or the giving of notice, or both, would constitute a default under any loan or credit agreement, indenture, mortgage, deed of trust, security agreement or other agreement or instrument evidencing or pertaining to any Debt of the Borrower, or under any material agreement or instrument to which the Borrower is a party or by which the Borrower is bound, except as disclosed to the Lender in Exhibit "E" hereto. No Default or Event of Default hereunder has occurred and is continuing.

          Section 4.12 Casualties; Taking of Properties. Since the date of the Financial Statements, neither the business nor the Properties of the Borrower have been materially and adversely affected as a result of any fire, explosion, earthquake, flood, drought, windstorm, accident, strike or other labor disturbance, embargo, requisition or taking of Property or cancellation of contracts, permits or concessions by any domestic or foreign government or any agency thereof, riot, activities of armed forces or acts of God or of any public enemy.

          Section 4.13 Compliance with the Law. The Borrower:

          (a) is not in violation of any Governmental Requirement nor of any ERISA requirement or any funding obligation under any ERISA plan; and

          (b) has not failed to obtain any license, permit, franchise or other governmental authorization necessary to the ownership of any of its Properties or the conduct of its business which violation or failure would have (in the event such violation or failure were asserted by any Person through appropriate action) a Material Adverse Effect.

          Section 4.14 No Material Misstatements. No information, exhibit or report furnished to the Lender by the Borrower in connection with the negotiation of this Agreement contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statement contained therein not misleading.

          Section 4.15 Environmental Matters. Except as disclosed to the Lender in Exhibit "E" hereto, the Borrower (a) is unaware of and has not received notice of any actual or alleged Environmental Liability which would individually or in the aggregate have a Material Adverse Effect arising in connection with
(i) any actual or alleged non--compliance with or violation of the requirements of any Environmental Law or (ii) -any actual, alleged or threatened Hazardous Discharge, (b) has no threatened or actual liability in connection with any actual, alleged or threatened Hazardous Discharge which would individually or in the aggregate have a Material Adverse Effect, and (c) is unaware of and has not received notice of any inspection, investigation or evaluation concerning whether any remedial action is needed.to respond to any actual, alleged or threatened Hazardous Discharge for which the Borrower is or may be liable. To the Borrower's knowledge, all Property covered by the Security Instruments is in compliance with all Environmental Laws.

          Section 4.16 Compliance. The Residences, when completed in accordance with the Plans, and their intended uses, will comply with all applicable laws, ordinances, regulations, restrictive covenants and requirements of Governmental Authorities (including without limitation building ordinances, health ordinances, handicap ordinances, zoning laws and environmental regulations). Prior to commencement of construction of a Residence, the Plans will have been approved by all Governmental Authorities with jurisdiction over the Residences.

          Section 4.17 Budget. Each Budget accurately reflects or will accurately reflect all costs which will be incurred by the Borrower in the acquisition, construction and operation of the portion of the Premises covered thereby through the Completion Date of the interim Construction Loan in connection therewith.

     Section 4.18 Sufficient Funds. Sufficient funds are available to the Borrower in addition to proceeds of the Note to pay all costs of construction of the Improvements.

          Section 4.19 Utilities and Permits. All utility services and permits (including without limitation water and sewage permits) in such capacities as are necessary for the construction of the Residences and the operation thereof for their intended purpose are available at the boundary of each Lot, including water supply, storm and sanitary sewer facilities, gas, electric and telephone facilities. All zoning and building permits required for the construction of each Residence have been obtained or shall be obtained prior to the commencement of construction of such Residence, and upon request of the Lender copies of same shall have been delivered to the Lender.

          Section 4.20 Streets. All streets, roads and/or highways necessary for the full utilization of any Residence for its intended purpose have been completed and the necessary rights-of-way therefor have either been acquired by the appropriate Governmental Authority or have been dedicated to the public use and accepted by such Governmental Authority, and all necessary steps have been taken by the Borrower and any such Governmental Authority to assure the complete construction and installation thereof prior to the Substantial Completion for the applicable Residence.

          Section 4.21 No Work. No work or construction (including the destruction or removal of any existing improvements, site work, clearing, grubbing, draining or fencing of the Lot) has been or will be commenced on the Lot which is the subject of the Interim Construction Loan, and no contract, oral or written, has been or will be recorded for the construction of any Residence, and no materials or supplies to be used in the construction of any Residence have been delivered to the Lot, and no contract or affidavit has been nor will any contract or affidavit be filed of record which (with respect to any of the foregoing) could result in the imposition of a mechanic's or materialman's lien on any portion of the Lot prior to or on parity with the lien and security interest evidenced by any Deed of Trust. THE BORROWER UNDERSTANDS THAT THE LENDER IS EXPRESSLY RELYING ON THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS SECTION IN MAKING INTERIM CONSTRUCTION LOANS TO THE BORROWER AND THAT ALL ADVANCES ARE CONDITIONED UPON THE CONTINUED TRUTH AND ACCURACY OF THE REPRESENTATIONS AND WARRANTIES CONTAINED HEREIN.

          Section 4.22 Affirmation of Representations and Warranties. Receipt of each Advance and each Borrowing Request shall constitute an affirmation that the representations and warranties of the Borrower contained in this Agreement are true and correct in all material respects as of the date thereof and, unless the Lender is notified in. writing to the contrary before the disbursement of any Advance, will be so on the date thereof.

          Section 4.23 Location of the Borrower. The Borrower's principal place of business and chief executive offices are located at the address stated in the opening recital of this Agreement.

          Section 4.24 Forfeiture. Neither the Borrower nor any of its Affiliates is or has been charged with, or to their knowledge, are under investigation for possible violations of the Racketeer Influenced and Corrupt Organizations Act, the Continuing Criminal Enterprise Act, the Controlled Substance Act of 1978, the Money Laundering Act of 1986, the Anti-Drug Abuse Act of 1988, or similar laws providing for the possible forfeiture of any of their respective assets or Properties.

                                    ARTICLE 5

                              AFFIRMATIVE COVENANTS

          The Borrower will at all times comply with the covenants contained in this Article 5, from the date hereof and for so long as any part of the Indebtedness or the Commitment is outstanding.

          Section 5.01 Financial Statements and Reports. The Borrower will promptly furnish to the Lender from time to time upon request such information regarding the business and affairs and financial condition of the Borrower as the Lender may reasonable request, and will furnish to the Lender:

          (a) Annual Reports - promptly after becoming available and in any event within 120 days after the close of each fiscal year of the Borrower, the balance sheet of the Borrower as at the end of such year, the statement of profit and loss of the Borrower for such year, and the statement of reconciliation of capital accounts of the Borrower for such year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, accompanied by the related report of an independent public accountant acceptable to the Lender, which report shall be to the effect that such statements have been prepared in accordance with generally accepted accounting principles consistently followed throughout the period indicated except for such changes in such principles with which the independent public accountants shall have concurred; and

          (b) Promptly after becoming available and in any event within 21 days after the end of each third month in each fiscal year of the Borrower, the balance sheet of the Borrower as at the end of such quarter, the statement of profit and loss of the Borrower for such quarter, and for the period from the beginning of the fiscal year to the close of such quarter, and the statement of reconciliation of capital accounts of the Borrower for such quarter, and for the period from the beginning of the fiscal year to the close of such quarter, setting forth in each case, in comparative form, the corresponding figures for the corresponding period of the preceding fiscal year, certified by the principal financial officer of the Borrower to have been prepared in accordance with generally accepted accounting principles consistently followed throughout the period indicated except to the extent stated therein, subject to normal changes resulting from year--end adjustments; and

          (c) Environmental Notices - notice to the Lender in writing, immediately delivered to the Lender upon the Borrower's becoming aware that the Borrower has received any information, notice, advise or of any claim, demand, action, event, condition, report or investigation indicating any potential or actual liability arising in connection with (i) the noncompliance with or violation of the requirements of any Environmental Law which individually or in the aggregate might have a Material Adverse Effect, (ii) the release or threatened release of any toxic or hazardous material, waste, substance or constituent into the environment which individually or in the aggregate might have a Material Adverse Effect or which release of threatened release the Borrower has a duty to report under any Environmental Law, or (iii) the existence of any Environmental Lien on any Properties or assets of the Borrower; and

          (d) The Borrower shall furnish or cause to be furnished to the Lender annually the balance sheet of the each of the Guarantors for the prior year, and the statement of cash flow for Phillips John for such period (provided, however, both of such reports shall be certified by each of the Guarantors as true and correct but need not be audited), and, when filed, an executed copy of the each of the Guarantor's federal income tax return for such year. At no time shall the financial statements delivered by either of the Guarantors to the Lender as provided hereunder be for a period more than one (1) year from the date of delivery of any such prior financial statement delivered in connection herewith.

          Section 5.02 Payment of Impositions. The Borrower will pay and discharge, or cause to be paid or discharged, any and all Impositions not later than the due date thereof, or the day any fine, penalty, interest or cost may be added thereto or imposed or the day any Lien may be filed for the nonpayment thereof (if such day is used to determine the due date of the respective item); the Borrower may in good faith, in lieu of paying such Impositions as they become due and payable, by appropriate proceedings, contest the validity thereof. During such contest the Borrower shall not be deemed in Default hereunder because of such nonpayment if, prior to delinquency of the asserted tax or assessment, and if required by the Lender, the Borrower furnishes the Lender an indemnity bond, conditioned that such tax or assessment with interest, cost and penalties be paid as herein stipulated, secured by a deposit in cash or security acceptable to the Lender or with surety acceptable to the Lender, in the amount of the tax or assessment being contested by the Borrower and a reasonable additional sum to pay all possible costs, interest and penalties imposed or incurred in connection therewith. Upon conclusion of such contest the Borrower shall promptly pay any amount adjudged by a court of competent jurisdiction to be due, with all costs, penalties and interest thereon prior to the date such judgment becomes final or any writ or order is issued under which any portion of the Premises may be sold pursuant to such judgment.

          Section 5.03 Maintenance. The Borrower will (i) maintain its existence as a duly qualified limited liability company in accordance with the Texas Miscellaneous Corporation Law Act, as amended from time to time, (ii) observe and comply with all Governmental Requirements, and (iii) maintain its Properties (and any Properties leased by or consigned to it or held under title retention or conditional sales contracts) in good and workable condition at all times and make all repairs, replacements, additions, betterments and improvements to its Properties as are needed and proper so that the business carried on in connection therewith may be conducted properly and efficiently at all times.

          Section 5.04 Further Assurances. The Borrower will promptly cure any defects in the creation and issuance of the Note and the execution and delivery of the Security Instruments. The Borrower at its expense will promptly execute and deliver to the Lender upon reasonable request all such other and further documents, agreements and instruments in compliance with or accomplishment of the covenants and agreements of the Borrower in the Security Instruments or to further evidence and more fully describe the collateral intended as security for the Note, or to correct any omissions in the Security Instruments, or more fully to state the security obligations set out herein or in any of the Security Instruments, or to perfect, protect or preserve any Liens created pursuant to any of the Security Instruments, or to make any recordings, to file any notices, or obtain any consents, all as may be necessary or appropriate in connection therewith. The Borrower shall also furnish the Lender such reports on the operations of the Borrower and on the Borrower's Affiliates and associated enterprises, including details of projects or properties financed by parties other than the Lender, as the Lender may reasonably request.

          Section 5.05 Performance of Indebtedness. The Borrower will pay the Note according to the reading, tenor and effect thereof and the Borrower will do and perform every act and discharge all of the obligations provided to be performed and discharged by the Borrower under the Security Instruments, including this Agreement, at the time or times and in the manner specified.

         Section 5.06 Reimbursement of Expenses. The Borrower will pay all fees incurred by the Lender in connection with the Security Instruments, including without limitation (a) all fees for filing or recording any Security Instruments; (b) all fees and commissions lawfully due to brokers, salesmen and agents in connection with the Indebtedness or the Premises; (c) all reasonable fees and expenses of counsel to the Lender in connection with the negotiation, preparation, interpretation, amendment or enforcement of any of the Security Instruments, the making of any Advance, or any suit to which the Lender is a party involving this Agreement or any portion of the Premises; (d) all title insurance and title examination charges, including premiums for the Mortgagee's Title Policies and the Title Insurance Binders; (e) all survey costs and expenses, including the cost of the Current Surveys; (f) all premiums for the Insurance Policies; and (g) all other reasonable costs and expenses incurred by the Lender in connection with the Premises and the Security Instruments. In the event the Borrower shall fail, refuse or neglect to pay any costs and expenses specified in the Security Instruments when due, then at any time thereafter, and without notice to or demand upon the Borrower and without waiving or releasing any other right, remedy or recourse the Lender may have because of the same, the Lender may, but shall not be obligated to, make such payment or payments for the account of and at the expense of the Borrower. The Borrower will, upon request, promptly reimburse the Lender for all amounts expended, advanced or incurred by the Lender to satisfy any obligation of the Borrower under the Security Instruments, or to collect the Note, or to enforce the rights of the Lender under the Security Instruments.

          Section 5.07 Insurance.

          (a) The Borrower now maintains and will continue to maintain, with financially sound and reputable insurers, Insurance Policies with respect to its Properties and the Premises and business against such liabilities, casualties, risks and contingencies and in such types and amounts as shall be acceptable to the Lender.

          (b) Upon request of the Lender, the Borrower will furnish or cause to be furnished to the Lender from time to time a summary of the insurance coverage of the Borrower in form and substance satisfactory to the Lender and if requested will furnish the Lender copies of the applicable Insurance Policies.

          (c) In the case of any fire, accident or other casualty causing loss or damage to any Units, the proceeds of such policies shall be used at the option of the Lender (i) to repair or replace the damaged Property or (ii) to prepay the Indebtedness. If the Lender elects to make the insurance proceeds available to the Borrower to repair and restore the damaged Unit(s) rather than applying the proceeds to payment of the Indebtedness, such proceeds will be deposited with the Lender, together with any additional funds of the Borrower which the Lender determines are necessary to complete the repairs and restoration, and such funds will be disbursed by the Lender in accordance with the terms of this Agreement before any additional Advances shall be made in connection with the applicable Interim Construction Loan. The Borrower agrees to promptly and diligently repair and restore the Premises.

          (d) The Borrower shall cooperate with the Lender in obtaining for the Lender the benefits of any Insurance Policy or other proceeds lawfully or equitably payable to the Lender in connection with the transactions contemplated hereby and the collection of any Indebtedness of the Borrower to the Lender incurred hereunder (including payment by the Borrower of the expense of any independent appraisal on behalf of the Lender in case of fire or other casualty affecting any of the Improvements).

          (e) The Borrower will obtain endorsements to the policies pertaining to all physical Properties in which the Lender shall have a Lien under the Security Instruments naming the Lender as a loss payee and containing provisions that such policies will not be cancelled without 30 days prior written notice having been given by the insurance company to the Lender.

          Section 5.08 Accounts and Records. The Borrower will keep books of records and accounts in which full, true and correct entries will be made of all dealings or transactions in relation to its business and activities, in accordance with generally accepted accounting principles or practices with which the Borrower's independent public accountants concur.

         Section 5.09 Inspection of Books and Records. The Borrower will permit any officer, employee or agent of the Lender to visit, inspect, and examine the Borrower's financial records and accounts which (i) provide evidence that the Advances are being used by the Borrower for the purposes stated in this Agreement and (ii) relate to the preparation of the Financial Statements. The Lender shall be permitted to take copies and extracts therefrom. The Lender shall provide at least two (2) business days prior written notice to the Borrower of the Lender's intention to inspect such records.

          Section 5.10 Inspection of the Premises. The Lender, its employees, agents and/or representatives, will at all times be permitted to enter upon the Premises and any of the locations where materials for the Improvements are being stored to inspect the Premises, the Improvements and all materials to be used in the construction thereof, and to examine all detailed plans and shop drawings, contracts, statements, invoices, bills, reports, lien waivers and all other documents of any kind relating to the construction, leasing and operation of the Premises and/or any of the Improvements, which shall be kept at the construction site or such other location designated in writing by the Borrower to the Lender and approved by the Lender in writing. This provision shall not be deemed to impose upon the Lender any duty or obligations whatsoever to undertake such inspections, to correct any defects in the Premises or any of the Improvements or to notify any person with respect thereto, nor shall it amount to a waiver of any Defect which the Lender might have discovered by such inspection but failed to notify the Borrower of same. Notwithstanding any approvals, inspections or reviews conducted by the Lender or the Lender's employees or agents, the Lender shall have no responsibility or obligation whatsoever for the Plans or any other matter incident to the Lots or the construction of the Improvements.

          Section 5.11 Notice of Certain Events. The Borrower shall promptly notify the Lender if the Borrower learns of the occurrence of any event which constitutes a Default or any event which could reasonably be expected to have a Material Adverse Effect.

          Section 5.12 Down-Date Endorsements. If requested by the Lender, commencing not later than 120 days after the initial Advance of each Interim Construction Loan (the "Applicable Date"), and prior to each Advance thereafter until Substantial Completion of the Unit covered by a particular Title Insurance Binder, the Borrower will furnish to the Lender a certificate issued by the Title Company reflecting such changes in title to the applicable Lot as may have occurred since the date of issuance of the Title Insurance Binder. Commencing on the Applicable Date, the Borrower shall deliver to the Lender with each Borrowing Request a satisfactory down--date endorsement to the applicable Title Insurance Binder, which endorsement shall indicate that since the effective date of the Title Insurance Binder (or the effective date of the last such endorsement, if any) there has been no change in the status of title to the applicable Lot.

         Section 5.13 Survey. The Borrower will furnish to the Lender at any stage of construction, upon the Lender's reasonable request, a Current Survey for any Unit.

         Section 5.14 Construction Contracts. Upon receipt of written request from the Lender, the Borrower agrees to cause maj or contractors and subcontractors to subordinate their respective liens, claims and charges to the Deed of Trust covering the Units which are the subject of such Construction Contracts and the rights, remedies and recourses of the Lender thereunder.

         Section 5.15 Conveyance and Encumbrance. Except for the sale of Lots or of Units pursuant to earnest money contracts to Persons who are not Affiliates of the Borrower, the Borrower shall not sell, lease, exchange, assign, convey or transfer possession of, or otherwise dispose of any of the Lots or Units, or any legal or beneficial interests therein, without the prior written consent of the Lender, which consent shall be in the Lender's sole discretion. If ownership of a Lot or Unit or any part thereof or any interest therein becomes vested in any Person other than the Borrower, any proceeds of such sale shall constitute a trust fund for the benefit of the Lender, and the Lender may, without notice to the Borrower, deal with such successor or successors with reference to the applicable Deed of Trust and the Indebtedness in the same manner as with the Borrower without in any way discharging the Borrower from the Indebtedness, and without waiving any Default or Event of Default caused by such vesting of title in another Person. No transfer of any portion of the Premises, for forbearance by the Lender and no extension of the time for the payment of the Indebtedness or the performance of any of the obligations performed or to be performed by the Borrower granted by the Lender shall release, discharge or affect in any way the liability of the Borrower hereunder.

         Section 5.16 Inspection Fee. The Borrower shall pay to the Lender at the time of the initial Advance and each time the Borrower requests an inspection in connection with an Advance an Inspection Fee in the amount of $18.00, which amount is subject to adjustment at the Lender's discretion. The Lender shall provide prior written notice of the change in the fee.

         Section 5.17 Sign. If required by the Lender, the Borrower shall maintain on a suitable site in each Subdivision a sign indicating that construction financing is being provided by the Lender, all to the reasonable satisfaction and at the expense of the Lender.

         Section 5.18 Construction of Improvements. The Borrower agrees that (i) each Residence shall be constructed entirely on the Lot upon which such Residence was intended to be located; (ii) construction of a Residence will not encroach upon or overhang any easement or right--of--way upon the land of others; and (iii) each Residence, when erected, shall be wholly within the building restriction lines, however established. The construction of all Residences shall begin promptly, but not later than, before 45 days from the date of the initial Advance with respect to each Interim Construction Loan relating thereto and shall be prosecuted with diligence and continuity and in a good and workmanlike manner, and in accordance with sound building and engineering practices. After construction of a Residence has commenced, the Borrower shall not permit work to be stopped on that Residence for a period in excess of 30 consecutive calendar days, and the Borrower shall cause Substantial Completion to occur in accordance with the applicable Plans, on or before the Completion Date, free and clear of all Liens except the Lien of the applicable Deed of Trust.

          Section 5.19 Maintenance, Repair and Operation of Lots and of Units. The Borrower shall: maintain the Units in first--class order, condition and appearance; operate the Units properly and efficiently and in compliance with any and all restrictive covenants affecting any of the Units; protect every part of the Units and the material stored thereon from removal, destruction and damage; not commit or permit any waste of any of the Units; not use, maintain, operate or occupy, or allow the use, maintenance, operation or occupancy of any Lot or Unit in a manner which violates any Governmental Requirements, or may be dangerous, constitutes a public or private nuisance, or makes void, voidable or cancelable or increases the premium of any insurance then in force with respect thereto; upon demand by the Lender, and at the Borrower's sole expense, correct any defect in any of the Units; and make all repairs, replacements, renewals, additions, betterments, improvements and alterations thereof and thereto, interior and exterior, structural or non--structural, ordinary and extraordinary, foreseen and unforeseen, which are necessary or reasonably appropriate to keep the Units in such order and condition.

         Section 5.20 Borrower's Deposit. If from time to time the Lender reasonably determines that the actual cost of Substantial Completion of a Unit exceeds or appears likely to exceed the amount of the unadvanced portion of an Interim Construction Loan, then the Borrower shall, within five (5) calendar days following receipt of the Lender's request, make a Borrower's Deposit with Lender. The Lender may advance all or a portion of Borrower's Deposit prior to making any further Advance of the Interim Construction Loan. The Borrower shall promptly notify the Lender in writing if and when the actual cost of Substantial Completion of a Unit exceeds, or appears likely to exceed, the amount of the unadvanced portion of the Interim Construction Loan relating to such Units and the un-- advanced portion of any then existing Borrower's Deposit. The Borrower hereby assigns and pledges the proceeds of Borrower's Deposit and grants therein a security interest to the Lender for such purposes.

         Section 5.21 Joint Disbursement and Application by Lender. The Lender shall have the right, but not the obligation, to disburse jointly the proceeds of any Advance to the Borrower and any contractor or supplier to the satisfaction of any item included in any Budget. Any Advance by the Lender for such purposes, except Borrower's Deposit, shall be part of the Indebtedness. The Lender may jointly disburse any portion of any Advance in connection with any Loan at any time to persons other than the Borrower for the purposes specified in this section, irrespective of any other provision hereof. This authorization by the Borrower shall be irrevocably vested in the Lender for the purpose of protecting the Lender's security interest in the Premises created under the Security Instruments and shall constitute a power coupled with that interest.

         Section 5.22 Flood Area. Prior to the initial Advance of each Interim Construction Loan, the Borrower shall deliver to the Lender evidence satisfactory to the Lender that the Improvements covered thereby will not be situated in an area that has been identified by the Secretary of Housing and Urban Development as an area having special flood hazards. Should it be determined, however, that any of the Improvements are to be situated in an area identified as having special flood hazards, the Lender may require flood insurance with maximum limits of coverage and may require that the full premium thereof be paid in full prior to any advance hereunder. The flood insurance policy or policies shall all be in for~n and substance satisfactory to the Lender.

         Section 5.23 Compliance with Governmental Requirements. The Borrower shall promptly comply with all Governmental Requirements affecting any portion of the Premises in all respects and the Lender will be furnished, on demand, evidence of such compliance. The Borrower assumes full responsibility for the compliance of the Plans, the Lots and the Improvements with all Governmental Requirements and with sound building and engineering practice and, notwithstanding any approvals by the Lender, the Lender shall have no responsibility or obligations whatsoever for the Plans or any other matter incident to the Lots or the construction of the Improvements.

         Section 5.24 Substantial Compliance. In no event shall the Lender be obligated or committed to make any Advance hereunder in connection with an Interim Construction Loan unless, in the judgment of the Lender, all Improvements ordinarily completed at the stage of construction when the Advance has been requested shall have been completed in a good and workmanlike manner and all materials and fixtures usually installed and furnished at such stage, of construction shall have been furnished and installed, and all construction, materials and fixtures shall be in substantial conformity with the Plans and all Governmental Requirements.

         Section 5.25 Easements, Encumbrances, Liens and Restrictive Covenants. The Borrower shall not grant any easement, impose any restrictive covenants upon any of the Lots or the Improvements, execute or file any subdivision plat affecting any of the Lots or consent to the annexation thereof to any city without the prior written consent of the Lender, which consent shall not be unreasonably withheld. The Borrower shall not, without the prior written consent of the Lender, create, place, suffer or permit to be created or placed or, through any act or failure to act, acquiesce in the placing or allow to remain, any mortgage, pledge, lien (statutory, constitutional or contractual), security interest, encumbrance or charge on, or conditional sale or other title retention agreement, regardless of whether same are expressly subordinate to the liens and security interests of the Security Instruments, with respect to any of the Lots, other than the encumbrances accepted by the Lender on the Mortgagee's Title Policy or on the Title Insurance Binder.

         Section 5.26 Transactions with Affiliates. The Borrower will not engage in any transaction with any Affiliate of the Borrower on terms less favorable to the Borrower than would be obtainable at the time in comparable transactions with Persons not Affiliate of the Borrower.

         Section 5.27 Ownership and Management. The Borrower will not permit any change to occur in the ownership or management of any portion of the Premises. The Borrower shall not permit the sale or transfer of more than 49% of the ownership interest in the Borrower. Within 90 days of the end of each fiscal year of the

          Section 5.23 Compliance with Governmental RecTuirements. The Borrower shall promptly comply with all Governmental Requirements affecting any portion of the Premises in all respects and the Lender will be furnished, on demand, evidence of such compliance. The Borrower assumes full responsibility for the compliance of the Plans, the Lots and the Improvements with all Governmental Requirements and with sound building and engineering practice and, notwithstanding any approvals by the Lender, the Lender shall have no responsibility or obligations whatsoever for the Plans or any other matter incident to the Lots or the construction of the Improvements.

         Section 5.24 Substantial Compliance. In no event shall the Lender be obligated or committed to make any Advance hereunder in connection with an Interim Construction Loan unless, in the judgment of the Lender, all Improvements ordinarily completed at the stage of construction when the Advance has been requested shall have been completed in a good and workmanlike manner and all materials and fixtures usually installed and furnished at such stage, of construction shall have been furnished and installed, and all construction, materials and fixtures shall be in substantial conformity with the Plans and all Governmental Requirements.

         Section 5.25 Easements, Encumbrances, Liens and Restrictive Covenants. The Borrower shall not grant any easement, impose any restrictive covenants upon any of the Lots or the Improvements, execute or file any subdivision plat affecting any of the Lots or consent to the annexation thereof to any city without the prior written consent of the Lender, which consent shall not be unreasonably withheld. The Borrower shall not, without the prior written consent of the Lender, create, place, suffer or permit to be created or placed or, through any act or failure to act, acquiesce in the placing or allow to remain, any mortgage, pledge, lien (statutory, constitutional or contractual), security interest, encumbrance or charge on, or conditional sale or other title retention agreement, regardless of whether same are expressly subordinate to the liens and security interests of the Security Instruments, with respect to any of the Lots, other than the encumbrances accepted by the Lender on the Mortgagee's Title Policy or on the Title Insurance Binder.

         Section 5.26 Transactions with Affiliates. The Borrower will not engage in any transaction with any Affiliate of the Borrower on terms less favorable to the Borrower than would be obtainable at the time in comparable transactions with Persons not Affiliate of the Borrower.

         Section 5.27 Ownership and Management. The Borrower will not permit any change to occur in the ownership or management of any portion of the Premises. The Borrower shall not permit the sale or transfer of more than 49% of the ownership interest in the Borrower. Within 90 days of the end of each fiscal year of the Borrower, the Borrower shall furnish to the Lender a complete and accurate list of the names and addresses of the owners of the Borrower.

         Section 5.28 Indemnification of the Lender. The Borrower hereby expressly agrees to indemnify, defend and hold the Lender and the Lender's officers, directors, shareholders, agents, employees, successors and assigns (as well as the officers, directors, shareholders, agents and employees of the Lender's successors and assigns) absolutely harmless from and against all costs, expenses, liabilities, losses, damages, fines, penalties and/or obligations (including, without limitation, diminution in the value of the Premises) of any kind and character, known or unknown, fixed or contingent, asserted against, incurred by or imposed upon or alleged to be due of the Lender or the Lender's successors and assigns in connection with the assertion of (a) any claim for brokerage, agency or finder's fees or commissions in connection with the Indebtedness or the Premises not arising by, through or under the Lender; (b) any claim for attorneys', appraisal, title insurance, inspection or other fees, costs and expenses incurred in connection with the negotiation, closing, administration, collection or refinancing of the Indebtedness, which arise by, through or on behalf of the Borrower or any agent or representative of the Borrower; Cc) any claim arising out of or occurring because of or related to any Default hereunder; Cd) the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release or threatened release of any Hazardous
Material on, from or affecting the Premises or any other property; Ce) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Material; (f) any lawsuit brought or threatened, settlement reached or government order relating to such Hazardous Material; or (g) any violations of laws, orders, any regulations, requirements or demands of Governmental Authorities which are based upon or in any relate to such Hazardous Material.

          The  Borrower  acknowledges  that the  obligations  set  forth in this
Section 5.28 obligate the Borrower even if the liabilities, obligations, claims, demands, damages, penalties, causes of action, losses, fines and costs and expenses arose out of a claim, cause of action or suit that is based on or alleged to be based on the Lender's negligence or strict liability of the Lender. Any indemnity provision is intended to indemnify the Lender against the consequences of its own negligence or fault as provided above, including any so--called active negligence, regardless of whether the Lender is jointly, comparatively or concurrently negligent with the Borrower or with any other Person. Without limiting the remedies available to the Lender with respect to the enforcement of its indemnification rights as stated herein or as stated in any of the Security Instruments, in the event any claim or demand is made or any other fact comes to the attention of the Lender in connection with, relating or pertaining to, or arising out of the transactions contemplated by this Agreement, which the Lender reasonably believes might involve or lead to some liability of the Lender, the Borrower shall, immediately upon receipt of written notification of any such claim or demand, assume in full the personal responsibility for and, to the extent requested by the Lender, the defense of any such claim or demand and pay in connection therewith any loss, damage, deficiency, liability or obligation, including, without limitation, attorneys' fees and court costs incurred in connection therewith. In the event of court action in connection with any such claim or demand the Borrower shall assume, to the extent requested by the Lender, the responsibility for the defense of any such action, and shall immediately satisfy and discharge any final decree or judgment rendered therein. The Lender may, in its sole and uncontrolled discretion, make any payments sustained or incurred by reason of any of the foregoing, and the Borrower shall immediately repay to the Lender in cash the amount of such payment, with interest at the rate specified in the Note to be applicable to past-due principal. The Lender shall have the right to join the Borrower as a party defendant in any legal action brought against the Lender, and the Borrower hereby consents to the entry of an order making the Borrower a party defendant to any such action.

          Section 5.29 Tax and Insurance Payments. Upon written request from the Lender, the Borrower shall make monthly escrow payments, as estimated by the Lender for the payment of ad valorem taxes, assessments and insurance premiums. Such escrow payments shall be due and payable simultaneously with the monthly payments due under the terms of the Note. The escrow payments shall be applied by the Lender for the payment of the taxes, assessments and insurance premiums that become due and owing under the term of this Agreement. If the Lender reasonably determines that any amounts previously paid by the Borrower are (or will be) insufficient for the payment in full of the taxes, assessments and premiums, the Lender shall notify the Borrower of the additional amounts required to provide a sufficient fund and, within 10 days after the date of the Lender's notice, the Borrower shall pay to the Lender the additional amount stated in the Lender's notice.

          Section 5.30 Inventory Report. The Borrower shall provide or cause to be provided to the Lender within 10 days after the end of each calendar month a current inventory report (the "Inventory Report") and, if requested by the Lender, copies of all contracts executed during the previous calendar month. The Inventory Report shall show, as of the end of such month, (i) all Units of the Borrower sold or under contract (including Units financed by Persons other than the Lender and Units financed internally), (ii) the name of the purchaser, (iii) the sales status (i.e., Model Home, Speculative Start or Presale), (iv) completion status, (v) all Lots of the Borrower (including Lots financed by Persons other than the Lender and Lots financed internally), and such other information and supporting documentation as may be reasonably required by the Lender. The Borrower shall provide to the Lender, upon request, such other information pertaining to the Premises, the operations of the Premises, or any other information reasonably requested by the Lender.

          Section 5.31 Condemnation. In the event the Premises or any portion thereof is taken or damaged by eminent domain powers of any Governmental Authority, or be transferred in lieu thereof, all damages or other amounts awarded shall be paid to the Lender and applied to payment of the Loans secured by the portion of the Premises affected after deducting any costs incurred in connection therewith, and all or any portion of the Indebtedness, at the Lender's option, may be declared immediately due and payable.

         Section 5.32 Environmental Cleanup. In the event the Borrower or the Lender is or becomes obligated by any of the Environmental Laws or Governmental Requirements, or otherwise directed by any Governmental Authority, to clean up, remove or encapsulate, or cause the cleanup, removal or encapsulation of any Hazardous Material from the Premises, the Borrower (i) shall promptly undertake to arrange for such cleanup, removal and disposal in accordance with all applicable laws, rules, regulations and guidelines, (ii) shall exercise its best efforts to ensure that such cleanup and removal shall be conducted in a timely and diligent manner, and (iii) hereby expressly assumes the cost and expense of such cleanup, removal or encapsulation.


                                    ARTICLE 6

                               NEGATIVE COVENANTS

          The Borrower will at all times comply with the covenants contained in this Article 6, from the date hereof and for so long as any part of the Indebtedness or the Commitment is outstanding:

          Section 6.01 Debt. The Borrower will not incur, create, assume or suffer to exist any Debt or any Lien on its Properties if any such Debt or Lien would result in a violation of Sections 6.09 or 6.10.

     Section 6.02 Investments. Loans and Advances. The Borrower will not make or permit to remain outstanding any loans or advances to or investments in any Person, except that the foregoing restriction shall not apply to:

          (a) investments, loans or advances, the material details of which have been set forth in the Financial Statements or are disclosed to the Lender in Exhibit "E" hereto;

          (b) investments in direct obligations of the United States of America or any agency thereof;

          (c) investments in certificates of deposit of maturities less than one year, issued by commercial banks in the United States of America having capital and surplus in excess of $50,000,000; and

         (d) investments in commercial paper of maturities less than one year, if at the time of purchase such paper is rated in either of the two highest rating categories of Standard & Poors Corporation, Moody's Investors Service, Inc., or any other rating agency selected by the Lender and satisfactory to the Lender.

         Section 6.03 Nature of Business. The Borrower will not permit any material change to be made in the character of its business as carried on at the date hereof.

         Section 6.04 Mergers. Etc. The Borrower will not merge or consolidate with, or reorganize or recapitalize, reclassify its capital stock, or sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its Properties (whether now owned or hereafter acquired) to, any Person.

         Section 6.05 Sale or Discount of Receivables. The Borrower will not discount or sell without recourse, or sell for less than the greater of the face or market value thereof, any of its notes receivable or accounts receivable.

         Section 6.06 Subordinated Debt. During the term of this Agreement, payments due and owing in any calendar year pursuant to the provisions of any subordinated debt of the Borrower shall be made by the Borrower by utilizing monies derived from the Borrower's earnings for that calendar year. No further debt may be incurred by the Borrower from its stockholders except in the case of debt created by obtaining cash infusions, which debt is subordinated to the Indebtedness.

         Section 6.07 Tangible Net Worth. From and after the date of this Agreement through June 30, 1997, the Borrower will not permit its tangible net worth to be less than $800,000.00. Beginning June 30, 1997 and at all times thereafter during the term of this Agreement, the Borrower will not permit its tangible net worth to be less than $900,000.00.

         As used in this Section, "tangible net worth" shall be calculated in accordance with the generally accepted accounting principles as the difference between the Borrower's total assets less the sum of Ci) the Borrower's intangibles such good will, organizational expenses, copyright expenses and trademarks, plus the Borrower's total liabilities.

          Section 6.08 Ratio of Total Liabilities to Net Worth. From and after the date of this Agreement through September 29, 1997, the Borrower will not permit its ratio of (i) total liabilities to (ii) tangible net worth to be greater than 10.0 to 1 at any time. From and after September 30, 1997 through December 30, 1997, the Borrower will not permit its ratio of (i) total liabilities to (ii) tangible net worth to be greater than 9.0 to 1 at any time. Beginning December 31, 1997, and at all times thereafter during the term of this Agreement, the Borrower will not permit its ratio of (i) total liabilities to
(ii) tangible net worth to be greater than 8.0 to 1 at any time.

         As used in this Section, "tangible net worth" shall have the meaning as defined in Section 6.07 hereof.

         Section 6.09 Representations and Warranties. The Borrower will not allow any representations or warranties in Sections 4.21 or 4.24 hereof to become incorrect or false at any time.

         Section 6.10 Environmental Responsibilities. The Borrower shall not (i) cause or permit any Hazardous Materials to be placed, held, located, escaped, leaked, spilled, discharged, emitted, released or disposed of on, from, under or at the Premises, (ii) cause or permit the Premises while under the control or ownership of the Borrower to be used as a dumpsite or storage site (whether permanent or temporary) for any Hazardous Material without first having in place adequate insurance of a sufficient amount to totally cover (subject to deductibility clause not to exceed $25,000.00) any and all potential liability of any nature oramount arising from said events, and (iii) except as otherwise provided in Section 5.32 hereof, clean up or remove any Hazardous Materials placed, held, located, escaped, leaked, spilled, discharged, emitted, released or disposed of on, from, under or at the Premises.

                                    ARTICLE 7

                                           EVENTS OF DEFAULT

     Section 7.01 Events. Any of the following events shall be considered an "Event of Default" as that term ------
is used herein:

         (a) Default is made in the payment when due of any installment of principal or interest on the Note or other Indebtedness and such Default continues for longer than 15 days past the due date provided therefor, whether or not notice of such Default shall have been given by the Lender to the Borrower; or

         (b) Any representation or warranty made by the Borrower or any Guarantor herein or in any other Security Instrument or in any certificate, request or other document furnished pursuant to or under the Security Instrument, including without limitation any schedule, certificate, financial statement, report, notice or any other writing or information furnished by or on behalf of the Borrower (or of either of the Guarantors) proves to have been incorrect, false or misleading in any material respect as of the date the facts set forth are stated or certified, or deemed stated or certified; or

          (c) Default is made in the due observance or performance by the Borrower of any of the covenants or agreements contained in Article 5 of this Agreement (except with respect to the covenants contained in Sections 5.09, 5.10, 5.15 or 5.26 hereof) and such Default continues unremedied for a period of 30 days after the earlier of (i) notice thereof being given by the Lender to the Borrower or (ii) such Default otherwise becoming known to the Borrower; provided, however, that in the event that the Lender shall have delivered two
(2) such notices in any 12--month period, the Borrower shall not be entitled to any further notice, grace or opportunity to cure, and any subsequent Default shall be an Event of Default immediately. With respect to a Default in the due observance or performance by the Borrower of the covenants contained in Sections 5.09, 5.10, 5.15 or 5.26 hereof, there shall be no applicable cure period; or

          (d) Default is made in the due observance or performance by the Borrower of any of the covenants or agreements contained in Article 6 hereof; or

         (e) Default is made in the due observance or performance by the Borrower of any of the covenants or agreements contained in any Security Instrument other than this Agreement, and such Default continues unremedied beyond the expiration of any applicable grace period which may be expressly allowed hereunder or under such Security Instrument; or

         (f) The Borrower discontinues its usual business; or

         (g) The Borrower fails to make any payment due on any Debt, or any event shall occur or any condition shall exist in respect of any Debt of the Borrower, or under any agreement securing or relating to such Debt, the effect of which is to cause or to permit any holder of such Debt to cause (whether or not such holder elects to cause) such Debt, or a portion thereof, to become due prior to its stated maturity; or

         (h) Substantial Completion of a Residence fails to occur on or before the Completion Date (unless extended pursuant to Section 2.03 hereof); or

         (i) Occurrence of any condition, no matter how caused, which renders it impossible for the Borrower timely to comply fully with, or to cause timely full compliance with, the provisions hereof or of any other of the Security Instruments; or

          (j) If, in the sole discretion of the Lender, either of the Guarantors suffers or is impaired by an occurrence which causes a Material Adverse Effect on the Borrower, the Premises or either of the Guarantors.

         Section 7.02 Remedies.

         (a) Upon the occurrence of any Event of Default described in this Agreement or any breach of Section 6.09 hereof, the Lender may Ci) declare the entire principal amount of all Indebtedness then outstanding together with interest then accrued thereon to be immediately due and payable, all without written notice, and without presentment, demand for payment, protest, notice of protest and non--payment or dishonor, notice of intent to demand, notice of intent to accelerate, notice of acceleration, or any other notice of Default of any kind, all of which are hereby expressly waived by the Borrower, and/or (ii) terminate the Commitment and other lending obligations, if any, of the Lender hereunder.

         (b) Upon the occurrence of an Event of Default, the Lender shall have the right, but not the obligation, to enter upon and take immediate exclusive possession of all or any part of the Premises, either with or without process of law, forcibly or otherwise (so long as such action does not constitute a breach of the peace), expel and remove any Persons, goods or chattels occupying or upon the same, employ watchmen and other safeguards to protect the Premises, receive all rents and issue receipts therefor, manage, control and operate the Premises as fully as the Borrower might do if in possession thereof, including without limitation the making of all repairs and replacements deemed necessary by the Lender, the construction of Improvements thereon and leasing of the same, or any part thereof, from time to time, and after deducting all reasonable attorneys' fees and all costs and expenses incurred in the protection, care, maintenance, management and operation of the Premises, apply the remaining net income, if any, to the Premises or toward the satisfaction of any deficiency remaining after any foreclosure proceedings, and/or toward their satisfaction of any of the Indebtedness as provided herein. At the option of the Lender, such entry and taking of possession shall be accomplished either by actual entry and possession or by written notice served personally upon or sent by certified mail to the Borrower at the address of the Borrower set forth herein. The Borrower agrees to surrender possession of the Premises to the Lender immediately upon the occurrence of an Event of Default upon the request of the Lender.

         If the Borrower shall remain in physical possession of the Premises, or any part thereof, after any Event of Default and the Lender's request that the Borrower surrender the Premises, such possession shall be as a tenant at sufferance of the Lender, and the Borrower agrees to pay to the Lender, or to any receiver appointed as provided below, after such Event of Default, a reasonable monthly rental for the Premises, or a part thereof so occupied by the Borrower, to be paid in advance on the first (1st) day of each calendar month, and, in Default of so doing, the Borrower may be dispossessed by the usual summary proceeding. This covenant shall be effective irrespective of whether any foregoing proceeding shall have been instituted and irrespective of any application for or appointment of a receiver.

         (c) Upon the occurrence of an Event of Default under any Security Instrument, the Lender may, at its option, apply for by ex parte petition and obtain by appropriate judicial action, appointment of a receiver or receivers for all or any part of the Lots and the Improvements as a matter or right, without regard to the sufficiency of the security, without any showing of insolvency, fraud or mismanagement on the part of the Borrower, and without the necessity of filing judicial proceedings (other than the proceedings for the appointment of the receiver or receivers) to protect or enforce the rights of the Lender. The Borrower hereby consents to any such appointment.

         (d) Upon the occurrence of an Event of Default under any Security Instrument, the Lender may, at its option, exercise any and all other rights and remedies afforded by the laws of the State of Texas, or by any and all of the Security Instruments or otherwise.

         Section 7.03 Right of Set-Off. Upon the occurrence and during the continuance of any Event of Default, however evidenced, the Lender is hereby authorized at any time and from time to time, without notice to the Borrower (any such notice being expressly waived by the Borrower), to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender to or for the credit or the account of the Borrower against any and all of the Indebtedness of the Borrower, irrespective of whether or not the Lender shall have made any demand under this Agreement or the Note and although such obligations may be unmatured. The rights of the Lender under this Section are in addition to other rights and remedies (including without limitation other rights of set-off) which the Lender may have.

         Section 7.04 Rights Vested. The authorization and rights granted by Sections 7.02 and 7.03 hereof shall be deemed irrevocably vested in the Lender for the purpose of protecting the Lender's security interest in the Premises created under the Security Instruments and shall constitute a power coupled with that interest, and may not be revoked by the Borrower.

         Section 7.05 Fair Market Value for Calculating Deficiency. The following shall be the basis for the finder of fact's determination of the fair market value of the particular Units foreclosed upon as of the date of the foreclosure sale in proceedings governed by Sections 51.003, 51.004 and 51.005 of the Texas Property Code (as amended from time to time):

 1. The Units shall be valued in an "as is" condition as of the date of the foreclosure sale, without any assumption or expectation that the Units will be repaired or improved in any manner before a resale of the Units after foreclosure.

 2. The valuation shall be based upon an assumption that the foreclosure purchaser desires a prompt resale of the Units for cash promptly (but no later than twelve months) following the foreclosure sale.

3. All reasonable closing costs customarily borne by the seller in a commercial real estate transaction shall be deducted from the gross fair market value of the Units, including without limitation brokerage commissions, title insurance, a survey of the Units, tax prorations, attorneys' fees and marketing costs.

 4. The gross fair market value of the Units shall be further discounted to account for any estimated holding costs associated with maintaining the Units pending sale, including without limitation utility expenses, property management fees, taxes and assessments (to the extent not accounted for in subparagraph 3 above) and other maintenance expenses.

 5. Any expert opinion testimony given or considered in connection with a determination of the fair market value of the Units must be given by persons having at least five years experience in appraising property similar to the Units and who have conducted and prepared a complete written appraisal of the Units, taking into consideration the factors set forth above.

         Section 7.06 Waiver of Jury Trial. To the maximum extent permitted by law, the Borrower hereby knowingly, voluntarily and intentionally waives any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under, or in connection with this Agreement, the Security Instruments, or the transactions contemplated thereby. The Borrower acknowledges that no agent or representative of the Lender has represented, expressly or otherwise, that the Lender would not, in the event of litigation, seek to enforce this waiver.

                                    ARTICLE 8

                                            PARTIAL RELEASES

         Section 8.01 Conditions to and Procedures for Partial Release. Provided
(i) no Event of Default exists under the Note or any of the Security Instruments and (ii) the Borrower pays to the Lender the Release Price (as defined hereinafter), the Borrower shall be entitled to receive Partial Releases from the Lender of the Liens created by any Deeds of Trust and any other Security Instruments benefiting the Lender on the following basis:

         (a) The Borrower to Deliver Contracts for Sale and Partial Releases. The Borrower shall deliver to the Lender (i) if required by the Lender, a copy of the contract of sale for the Release Parcel, (ii) the Settlement Statement prepared by the Title Company in connection with the sale of a Release Parcel, and (iii) a partial release of lien in form and substance satisfactory to the Lender (the "Partial Release"), which shall include a lot and block legal description of the Lot or of the Unit for which the Partial Release is requested (the "Release Parcel"). In addition, the Partial Release shall be accompanied by information necessary for the Lender to process the Partial Release, including without limitation the name and address of the Title Insurance Company to whose attention the Partial Release should be directed, any applicable order numbers, and the date on which the Partial Release is to become effective. The Borrower also shall specify the name and address of the purchaser or transferee of the Release Parcel and such other documents and information as the Lender may reasonably request.

         (b) Partial Release Price. The release price (the "Release Price") for each Release Parcel shall be an amount equal to the Maximum Loan Amount of the Lot Purchase Loan in connection with the Release Parcel or the aggregate sum of all Advances made under the Interim Construction Loan in connection with the Release Parcel, all interest accrued but unpaid in connection with the applicable Loan, and all other fees and charges reasonably required by the Lender. Contemporaneously with the payment to the Lender of the Release Price, the Lender shall execute and deliver all documents necessary to effect the release of its lien on the Release Parcel, all such documents and instruments to be prepared, reviewed and recorded at the Borrower's sole cost and expense and to be a part of the Release Price.

                                    ARTICLE 9

                                              MISCELLANEOUS

         Section 9.01 Notices. Any notice required or permitted to be given under or in connection with the Security Instruments (except as may otherwise be expressly required therein) or the Note shall be in writing and shall be mailed by first--class or express mail, postage prepaid, or sent by telex, telegram, telecopy or other similar form of rapid transmission confirmed by mailing (by firstclass or express mail, postage prepaid) written confirmation at substantially the same time as such rapid transmission, or personally delivered to an officer of the receiving party. All such communications shall be mailed, set or delivered:

          (a) if to the Borrower, to its address shown at the beginning of this Agreement, or to such other address or to such individual's or department's attention as it may have furnished the Lender in writing; and

         (b) if to the Lender, to its address shown at the beginning of this Agreement, or to such other address or to such individual's or department's attention as it may have furnished the Borrower in writing.

          Any communication so addressed and mailed shall be deemed to be given when so mailed, except that Borrowing Requests or communications related to Borrowing Requests shall not be effective until actually received by the Lender; and any notice so sent by rapid transmission shall be deemed to be given when receipt of such transmission is acknowledged, and any communication so delivered in person shall be deemed to be given when receipted for by, or actually received by, an authorized officer of the Borrower or the Lender, as the case may be.

         Section 9.02 Amendments and Waivers. Any provision of this Agreement, the other Security Instruments or the Note may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower (and/or any other Person which is a party to any Security Instrument being amended or with respect to which a waiver is being obtained) and the Lender.

         Section 9.03 Invalidity. In the event that any one or more of the provisions contained in the Note or in any Security Instrument shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of the Note or any Security Instrument.

         Section 9.04 Survival of Agreements. All representations and warranties of the Borrower herein or in the other Security Instruments, and all covenants and agreements herein not fully performed before the effective date or dates of this Agreement and of the other Security Instruments, shall survive such date or dates.

         Section 9.05 Successors and Assigns. All covenants and agreements contained by or on behalf of the Borrower in the Note and in any Security Instrument shall bind its duly authorized successors and assigns and shall inure to the benefit of the Lender and its successors and assigns. The Borrower shall not, however, have the right to assign its rights under this Agreement or any interest herein without the express prior written consent of the Lender.

         Section 9.06 Renewal. Extension or Rearrangement. All provisions of this Agreement and of any other Security Instruments relating to the Note or other Indebtedness shall apply with equal force and effect to each and all promissory notes hereafter executed which in whole or in part represent a renewal, extension for any period, increase or rearrangement of any part of the Indebtedness originally represented by the Note or of any part of such other Indebtedness.

         Section 9.07 Waivers. No course of dealing on the part of the Lender, its officers, employees, consultants or agents, nor any failure or delay by the Lender with respect to exercising any right, power or privilege of the Lender under the Note or any Security Instrument shall operate as a waiver thereof, except as otherwise provided in Section 9.02 hereof.

          Section 9.08 Cumulative Rights. Rights and remedies of the Lender under the Note and each Security Instrument shall be cumulative, and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

         Section 9.09 Singular and Plural. Words used herein in the singular, where the context so permits, shall be deemed to include the plural and vice versa. The definitions of words in the singular herein shall apply to such words when used in the plural where the context so permits, and vice versa.

     Section 9.10 CONSTRUCTION. THIS AGREEMENT IS, AND THE NOTE WILL BE, A CONTRACT MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE UNITED STATES OF AMERICA AND THE STATE OF TEXAS, AS SUCH LAWS ARE NOW IN EFFECT AND, WITH RESPECT TO USURY LAWS, IF ANY, APPLICABLE TO THE LENDER AND TO THE EXTENT ALLOWED HEREBY, AS SUCH LAWS MAY HEREAFTER BE IN EFFECT WHICH ALLOW A HIGHER MAXIMUM NON-USURIOUS INTEREST RATE THAN SUCH LAWS NOW ALLOW. TEX. REV. CIV. STAT. ANN. ART 5069, CII. 15 (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRIPARTY ACCOUNTS) SHALL NOT APPLY TO THIS AGREEMENT OR THE NOTE.

         Section 9.11 Interest. It is the intention of the parties hereto to conform strictly to usury laws applicable to the Lender. Accordingly, if the transactions contemplated hereby would be usurious under applicable law (including the laws of the United States of America and the State of Texas), then, in that event, notwithstanding anything to the contrary in the Note in any Security Instrument or agreement entered into in connection with or as security for the Note, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under law applicable to the Lender that is contracted for, taken, reserved, charged or received under the Note or under any of the Security Instruments or agreements or otherwise in connection with the Note shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be credited by the Lender on the principal amount of the Indebtedness (or, if the principal amount of the Indebtedness shall have been paid in full, refunded by the Lender to the Borrower); and (ii) in the event that the maturity of the Note is accelerated by reason of an election of the Lender resulting from any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to the Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in the Agreement or otherwise shall be cancelled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by the Lender on the principal amount of the Indebtedness (or, if the principal amount of the Indebtedness shall have been paid in full, refunded by the Lender to the Borrower). Without limiting the foregoing, all calculations of the rate of interest taken, reserved, contracted for, charged, received or provided for under the Note or any of the Security Instruments.

                     To the extent that Article  5069-1.04 of the Texas  Revised
            Civil Statutes is relevant to the Lender for the purpose of determining the Highest Lawful Rate, the Lender hereby elects to determine the applicable rate ceiling under such Article by the indicated (weekly) rate ceiling from time to time in effect, subject to the Lender's right subsequently to change such method in accordance with applicable law.

                     If at any time the sum of the  Margin  Percentage  plus the
            Prime Rate exceeds the Highest Lawful Rate, the rate of interest to accrue on the Note shall be limited to the Highest Lawful Rate, but any subsequent reductions in the Prime Rate shall not reduce the interest to accrue on the Note below the Highest Lawful Rate until the total amount of interest accrued on the Note equals the amount of interest which would have accrued if a varying rate per annum equal to the sum of the Margin Percentage plus the Prime Rate had at all times been in effect. If at maturity or final payment of the Note the total amount of interest paid or accrued on the Note under the foregoing provisions is less than the total amount of interest which would have accrued if a varying rate per annum equal to the sum of the Margin Percentage plus the Prime Rate had at all times been in effect, then the Borrower agrees, to the fullest extent permitted by law, to pay to the Lender an amount equal to the difference between (a) the lesser of (i) the amount of interest which would have accrued on the Note if the Highest Lawful Rate had at all times been in effect or (ii) the amount of interest which would have accrued on the Note if a varying rate per annum equal to the sum of the Margin Percentage plus the Prime Rate had at all times been in effect, and (b) the amount of interest accrued in accordance with the other provisions of the Note.

         Section 9.12 References. The words "herein", "hereof", "hereunder" and other words of similar import when used in this Agreement refer to this agreement as a whole, and not to any particular article, section or subsection.

         Section 9.13 Taxes. Etc. Any taxes (excluding income taxes) payable or ruled payable by federal or state authority in respect of the Note, this Agreement or the other Security Instruments shall be paid by the Borrower, together with interest and penalties, if any.

         Section 9.14 Governmental Regulation. Anything contained in this Agreement to the contrary notwithstanding, the Lender shall not be obligated to extend credit to the Borrower in an amount in violation of any limitation or prohibition provided by any applicable statute or regulation.

         Section 9.15 Entire Agreement. The Note and the Security Instruments embody the entire agreement and understanding between the Lender the Borrower and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof.

         Section 9.16 Exhibits. The exhibits attached to this Agreement are incorporated herein and shall be considered a part of this Agreement for the purposes stated herein, except that in the event of any conflict between any of the provisions of such exhibits and the provisions of this Agreement, the provisions of this Agreement shall prevail.

         Section 9.17 Titles of Articles, Sections and Subsections. All titles or heading-s to articles, sections, subsections or other divisions of this Agreement or the exhibits hereto are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such articles, sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.

         Section 9.18 Jurisdiction. All actions or proceedings with respect to the Note or the Security Instruments may be instituted in the courts of the States of Texas, the United States District Court for the Southern District of Texas, or elsewhere to the extent that jurisdiction shall exist apart from the provisions of this Section, as the Lender may elect, and by execution and delivery of this Agreement, the Borrower irrevocably and unconditionally submits to the jurisdiction (both subject matter and personal) of each such court, and irrevocably and unconditionally waives (i) any objection the Borrower may now or hereafter have to the laying of venue in any of such courts, and (ii) any claim that any action or proceeding brought in any of such courts has been brought in an inconvenient forum.

         Section 9.19 Counterparts. This Agreement may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

          Section 9.20 Effectiveness. This Agreement shall not be effective until delivered to the Lender at its principal offices in the State of Texas, accepted by the Lender in such State, and executed by the Lender in such State.

         THIS WRITTEN LOAN AGREEMENT  REPRESENTS THE FINAL AGREEMENT BETWEEN THE
         PARTIES   AND  MAY  NOT  BE   CONTRADICTED   BY   EVIDENCE   OF  PRIOR,
         CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the date first above written.

                                                              BORROWER:

                                                         WOODHAVEN,HOMES L.L.D.

                                                              BY:

                                                              NAME:


                                                              LENDER:

                                                               BANK UNITED
                                                              BY:
                                                              NAME:
                                                              TITLE:

                                    AFFIDAVIT
THE STATE OF TEXAS                           ss.
                                             ss.
COUNTY OF                                    ss.

         This Affidavit is given pursuant to that certain Loan Agreement dated July ____, 1997 (said Loan Agreement, as the same may from time to time be amended or supplemented, hereinafter referred to as "Loan Agreement") by and between BANK UNITED (the "Lender") and WOODHAVEN HOMES, L.L.C., a Texas limited liability company (the "Borrower"). Unless otherwise defined herein, all terms beginning with a capital letter which are defined in the Loan Agreement shall have the same meanings as herein as therein unless the context hereof otherwise requires.

         BEFORE ME, the undersigned notary public, on this day personally appeared ______________________________, known to me to be the person whose name is subscribed hereto, and who after being by me first duly sworn according to law, upon oath, deposed and said:

         "1. I am the ___________________ of the Borrower.

         2. That I am aware that this Affidavit has been for the purposes of inducing the Lender to make an Advance to the Borrower in the amount of $_________.00, with full knowledge that the Lender shall rely upon the recitals herein contained when entering into such loan transaction, and that but for this instrument and the recital of such facts herein contained and the truth thereof, the Lender would not take such action.

         3. I have full power and authority in the name and on behalf of the Borrower to:

                  (a) execute on behalf of the Borrower, Borrowing Requests including, without limitation, a Borrowing Request for an Advance in the amount of $ .00.

                  (b) pledge, assign, mortgage, hypothecate, and execute Deeds of Trust upon and/or Security Agreements covering Property of the Borrower as security for the Indebtedness, including the above described Advance.

         4. The Borrower is either the owner of or intends to use the proceeds of the Advance referred to in paragraph 3(a) above to purchase the real property in ________ County,
         Texas, described as follows (herein called the "Property"):

         _______________________________, Texas.

 5. For purposes of determining the Completion Date(s) applicable to the Property, and the Advance in connection therewith, the following classifications are presented:



 6. As of the date hereof, or as of the date the Borrower purchases the Property, no party is or will be, as applicable, in possession of the Property except the Borrower.

 7. As of the date hereof or as of the date the Borrower purchases the Property, as applicable, except as previously disclosed to the Lender, there are no unpaid bills for labor or materials, or for either of them, incident to any Improvements upon the Property, nor are there any materials, prefabricated or otherwise, which have been used or prepared or have been previously delivered to the Property which could give rise to Lien claims of any kind against the Property or Improvements, if any, situated thereon, which would be superior or prior to the Liens or security interest granted to the Lender.

     8. As of the date hereof, no Construction Contracts of any kind between the Borrower and any contractor for the construction of any Improvements upon the Property have been recorded and no work has commenced upon and no materials have been delivered to the Property for use in connection with any proposed Improvements to be constructed on the Property. The Borrower hereby agrees that any Liens and rights or claims of Liens owned, claimed, or held by the Borrower against the Property by reason of labor and services performed and equipment, materials and rentals furnished by the Borrower to or for the Property as of the date hereof shall be subordinate and inferior to the Lien granted in favor of the Lender, its successors and assigns as security for the Indebtedness. In the event of a foreclosure of the Liens and security interests created or to be created under or by virtue of a Deed of Trust covering the Property, then such foreclosure shall operate to cut off, extinguish and otherwise terminate all such Liens, rights and other interests of every kind and nature whatsoever that the Borrower may now or hereinafter have in and to the Property and all Improvements now or hereafter constructed or situated thereon.

 9. As of the date hereof, except as previously disclosed to the Lender, no leases, either written or oral, have been entered into affecting the Property or any portion thereof.

 10. There are no judgments against the Borrower in any court remaining unpaid; there are no material suits pending against the Borrower in any court; and there are no Liens or claims superior to the Liens in favor of the Lender that might become Liens upon the Property except as set forth as follows:
     11. The extension of credit in the transaction described herein is solely for business, investment or commercial purpose other than agricultural purposes, to--wit: acquisition of real property and construction of improvements thereon for residential use; and to my knowledge the transaction is specifically exempt under Section 226.3(a) of Regulation Z issued by the Board of Governors of the Federal Reserve System and under Title I (Truth in Lending Act) and Title V (General Provisions) of the Consumer Credit Protection Act, and no disclosures are required to be given under such regulations and Federal laws in connection with said transaction, and the Lender is making said loan without giving the Borrower the disclosures that may otherwise be required under such law and regulations.

 12. The Borrower is solvent.

 13.     No Event of Default has occurred under the Loan Agreement."

EXECUTED as of the _____ day of ______________, 1997.




                      Name:________________________________
                                     Affiant

          SUBSCRIBED AND SWORN TO BEFORE ME by _____ day of __________________ on this the
                                                        ,  1997.
                      Notary Public in and for the State of  Texas

                             AFFIDAVIT OF BILLS PAID

THE STATE OF TEXAS                       ss.
                                         ss.     KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF ____________             ss.




         BEFORE ME, the undersigned authority, a Notary Public in and for the State of Texas, on this day personally appeared:

         ______________________________ as the ______________________ of


WOODHAVEN HOMES, L.L.C., a Texas Limited Liability Company, (the "Borrower"), who, being duly sworn by me, upon oath says:

         WOODHAVEN HOMES, L.L.C. is the owner of the following described property upon which the Improvements are being erected, and on behalf of the Borrower, I certify that all bills for labor and materials have been paid, with the exception of current bills not yet due and payable, and that I have received no notice of any liens other than that of BANK UNITED, Houston, Texas (the "Lender") being in existence on the following described property, to-wit:





That the facts herein stated are within my knowledge both individually and as such officer.

On behalf of the Borrower, I further acknowledge the receipt of $_________________ from the Lender pursuant to the terms of the Loan Agreement executed by and between the Lender and the Borrower for Improvements on and to the above described property. As used herein, "Improvements" shall have the same meaning as described in and defined by the Loan Agreement.


                                                    WOODHAVEN   HOMES,
                                                   L.L.D.,   A  Texas
                                                    Limited  Liability
                                                    Company
                                                    By:_______________________
                                                    Name:_____________________
                                                    Title:

         SWORN TO AND SUBSCRIBED BEFORE ME by ______________________ the ______________________ of WOODHAVEN HOMES, L.L.C., a Texas limited liability company, on this the ______ day of ___________ 1997.



                                                       Notary Public in and for
                                                          the State of T E X A S

                                   EXHIBIT "D"
                               LINE OF CREDIT NOTE

        $3,000,000.00                        Houston, Texas   July 2 , 1997
                                                             --

         WOODHAVEN HOMES, L.L.C., a Texas limited liability company (hereinafter called the "the Borrower"), with offices at 2501 Oaklawn, Suite 550, Dallas, Texas 75219, for value received, promises and agrees to pay on the earlier of
(i) July 1998 (the "Maturity Date") or (ii) the Completion Date of the last Interim Construction Loan or the last Lot Purchase Loan originated prior to the Maturity Date, to the order of BANK UNITED (hereinafter called the "the Lender"), at its offices at 3200 Southwest Freeway, Suite 2000, Houston, Texas 77027, in coin or currency of the United States of America, which at the time of payment is legal tender for the payment of public and private debts, the principal sum of THREE MILLION AND NO/100 DOLLARS ($3,000,000.00), or so much thereof as may be advanced pursuant to the Loan Agreement hereinafter described.

         All capitalized terms which are used but not defined in this note shall have the same meanings as in the Loan Agreement executed by the Borrower and the Lender, dated of even date herewith (such Loan Agreement, as the same may be amended, modified or supplemented from time to time, being called the "Loan Agreement").

         Except as hereinafter otherwise provided, this Note shall bear interest from the date hereof until maturity at a varying rate per annum which is 1.00% per annum above the Prime Rate (but in no event to exceed the Highest Lawful
Rate).

                  Accrued interest is due and payable monthly, the first such payment being due and payable on August 1, 1997, and the remaining payments being due and payable on the first (1st) day of each and every succeeding calendar month thereafter and at the maturity of this Note.

         Past-due principal and interest shall bear interest at a varying rate per annum which is equal to five percent (5%) per annum plus the Prime Rate, but in no event to exceed the Highest Lawful Rate. Adjustments in the varying interest rate shall be made on the same day as each change announced in the Prime Rate and, to the extent allowed by law, on the effective date of any change in the Highest Lawful Rate.

         The Borrower and any and each co--maker, guarantor, accommodation party, endorser or other Person liable for the payment or collection of this Note expressly waive notice, presentment, demand for payment, protest, notice of protest and nonpayment or dishonor, notice of intent to demand, notice of intent to accelerate, notice of acceleration, bringing of suit, and diligence in taking any action to collect amounts called for hereunder and in the handling of Property at any time existing as security in connection herewith, and shall be directly and primarily liable for the payment of all sums owing and to be owing herein, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder or in connection with any Lien at any time had or existing as security for any amount called for hereunder.

         This Note is issued pursuant to and is entitled to the benefits of the Loan Agreement. Reference is made to the Loan Agreement for provisions for the acceleration of the maturity hereof on the occurrence of certain events specified therein, for interest rate computations in the event that the otherwise agreed rate is at any time limited by the Highest Lawful Rate, for the reimbursement of attorneys' fees or other costs of collection or enforcement, and for all other pertinent purposes. It is contemplated that by reason of prepayment hereon there may be times when no Indebtedness is owing hereunder; but notwithstanding such occurrences, this Note shall remain valid and shall be in full force and effect as to loans made pursuant to the Loan Agreement subsequent to each occurrence.

         It is the intention of the parties hereto to conform strictly to usury laws applicable to the Lender. Accordingly, if the transactions contemplated hereby would be usurious under applicable law (including the laws of the United States of America and the State of Texas), then, in that event, notwithstanding anything to the contrary in this Note in any Security Instrument or agreement entered into in connection with or as security for this Note, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under law applicable to the Lender that is contracted for, taken, reserved, charged or received under this Note or under any of the Security Instruments or agreements or otherwise in connection with this Note shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be credited by the Lender on the principal amount of the Indebtedness (or, if the principal amount of the Indebtedness shall have, been paid in full, refunded by the Lender to the Borrower); and (ii) in the event that the maturity of this
Note is accelerated by reason of an election of the Lender resulting from any Event of Default under the Loan Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to the Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Note or otherwise shall be cancelled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by the Lender on the principal amount of the Indebtedness (or, if the principal amount of the Indebtedness shall have been paid in full, refunded by the Lender to the Borrower). Without limiting the foregoing, all calculations of the rate of interest taken, reserved, contracted for, charged, received or provided for under this Note or any of the Security Instruments.

         To the extent that Article 5069-1.04 of the Texas Revised Civil Statutes is relevant to the Lender for the purpose of determining the Highest Lawful Rate, the Lender hereby elects to determine the applicable rate ceiling under such Article by the indicated (weekly) rate ceiling from time to time in effect, subject to the Lender's right subsequently to change such method in accordance with applicable law.

         If at any time the sum of the Margin Percentage plus the Prime Rate exceeds the Highest Lawful Rate, the rate of interest to accrue on this Note shall be limited to the Highest Lawful Rate, but any subsequent reductions in the Prime Rate shall not reduce the interest to accrue on this Note below the Highest Lawful Rate until the total amount of interest accrued on this Note equals the amount of interest which would have accrued if a varying rate per annum equal to the sum of the Margin Percentage plus the Prime Rate had at all times been in effect. If at maturity or final payment of this Note the total amount of interest paid or accrued on this Note under the foregoing provisions is less than the total amount of interest which would have accrued if a varying rate per annum equal to the sum of the Margin Percentage plus the Prime Rate had at all times been in effect, then the Borrower agrees, to the fullest extent permitted by law, to pay to the Lender an amount equal to the difference between
(a) the lesser of (i) the amount of interest  which  would have  accrued on this
Note if the Highest Lawful Rate had at all times been in effect or (ii) the amount of interest which would have accrued on this Note if a varying rate per annum equal to the sum of the Margin Percentage plus the Prime Rate had at all times been in effect, and (b) the amount of interest accrued in accordance with the other provisions of this Note.

         THIS WRITTEN PROMISSORY NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                                WOODHAVEN H0MES, L.L.D.


                                                              NAME:


                                  EXHIBIT "E"
                             BORROWERS DISCLOSURES